UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06565

Exact name of registrant as specified in charter:	abrdn Life Sciences Investors

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Sharon Ferrari
abrdn Inc.
1900 Market Street Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2025

Item 1. Reports to Stockholders.

(a)

abrdn Life Sciences Investors (HQL)
Annual Report
September 30, 2025
aberdeeninvestments.com

Managed Distribution Policy  (unaudited)

The Board of Trustees  (the "Board") of the abrdn Life Sciences Investors (the “Fund”) has authorized a managed distribution policy (“MDP”) of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s net asset values over the preceding three month period ending on the last day of the month immediately preceding the distribution’s declaration date (the "Distribution Policy"). The Distribution Policy is subject to regular review by the Board. The Distribution Policy seeks to provide investors with a distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.
With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the estimated amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Board may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification  (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.
The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which the Fund's assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.
Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, September 30. Under Section 19 of the Investment Company Act of
1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund's assets are denominated.
The distributions  for the fiscal year ended September 30, 2025 consisted of 95% net investment income and 5% net realized gains.
In January 2026, a Form 1099-DIV will be sent to shareholders, which will state the final amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2025 calendar year.

abrdn Life Sciences Investors

Letter to Shareholders  (unaudited)

Dear Shareholder,
We present the Annual Report, which covers the activities of abrdn Life Sciences Investors (the “Fund”), for the fiscal year ended September 30, 2025. The Fund’s investment objective is to seek long-term capital appreciation by investing primarily in equity and related securities (including securities subject to legal or contractual restrictions on resale) of U.S. and foreign companies principally engaged in the development, production or distribution of products or services related to scientific advances in life sciences (including biotechnology, pharmaceuticals, diagnostics, managed healthcare and medical equipment, hospitals, healthcare information technology and services, devices, supplies and other healthcare-related subsectors), agriculture and environmental management ("Life Sciences Companies").
Total Investment Return1
For the fiscal year ended September 30, 2025, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund, respectively, compared to the Fund’s benchmark,  is as follows:
NAV[2],[3]	21.06%
Market Price[2]	17.62%
Nasdaq Biotechnology Index[4]	3.19%
For more information about Fund performance, please visit the Fund on the web at www.aberdeenhql.com. Here, you can view quarterly commentary on the Fund's performance, monthly fact sheets, distribution and performance information, and other Fund literature.
NAV, Market Price and Premium(+)/Discount(-)
The below table represents a comparison between the current fiscal year end and the prior fiscal year end of the Fund's market price to NAV and associated Premium(+) and Discount(-).

	NAV	Closing Market Price	Premium(+)/ Discount(-)
9/30/2025	$17.35	$15.51	-10.61%
9/30/2024	$16.38	$15.08	-7.94%
During the fiscal year ended September 30, 2025, the Fund’s NAV was within a range of $12.00 to $17.34 and the Fund’s market price traded within a range of $10.87 to $15.51. During the fiscal year ended September 30, 2025, the Fund’s shares traded within a range of a premium(+)/discount(-) of -12.80% to -6.51%.
Aberdeen Name Change
On March 4, 2025, abrdn plc, the parent company of the Fund's adviser, announced that it would change its name, and from that date, will use `Aberdeen' as the principal trading identity for its Investments business. On March 12, 2025, abrdn plc completed the steps to legally change its name to Aberdeen Group plc. Aberdeen has retained `abrdn' as an operational abbreviation across its subsidiary legal entities (including the Fund's adviser, fund names and descriptors).
Managed Distribution Policy
The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set by the Board of Trustees (the "Board") once a year, as a percentage of the rolling average of the Fund’s NAV over the preceding three month period ending on the last day of the month immediately preceding the distribution’s declaration date. On March 11, 2025, the Board determined the rolling distribution rate to be 12% for the 12-month period commencing with the distribution payable in June 2025. This policy will be subject to regular review by the Board. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a nontaxable return of capital.
On November 11, 2025, the Fund announced that it will pay on January 12, 2026, a stock distribution of US $0.50 per share to all shareholders of record as of November 21, 2025. This stock distribution will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. Shares of common stock will be issued at the lower of the NAV per share or the market price per share with a floor for the NAV of not less than 95% of the market price. Fractional shares will generally be settled in cash, except for registered shareholders with book entry accounts at Computershare Investor Services who will have whole and fractional shares added to their account.

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[1]	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. NAV return data include investment management fees, custodial charges and administrative fees (such as Trustee and legal fees) and assumes the reinvestment of all distributions.
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[2]	Assuming the reinvestment of dividends and distributions.
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[3]	The Fund’s total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.
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[4]	The Nasdaq Biotechnology Index contains securities of Nasdaq-listed companies classified according to the Industry Classification Benchmark as either Biotechnology or Pharmaceuticals industry. The Index is unmanaged and has been provided for comparison purpose only. No fees or expenses are reflected. You cannot invest directly in an index.
abrdn Life Sciences Investors	1

Letter to Shareholders  (unaudited)  (continued)

Shareholders may request to be paid their quarterly distributions in cash instead of shares of common stock by providing advance notice to the bank, brokerage or nominee who holds their shares if the shares are in “street name” or by filling out in advance an election card received from Computershare Investor Services if the shares are in registered form.
The Fund is covered under exemptive relief received by the Fund’s investment adviser from the U.S. Securities and Exchange Commission (“SEC”) that allows the Fund to distribute long-term capital gains as frequently as quarterly in any one taxable year.
Unclaimed Share Accounts
Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder  is returned to the Fund's transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund's transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund's transfer agent.
Options Writing
In order to further support the increase in distribution rate for the Fund, the Fund employs a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) put options on a portion of the common stocks in its portfolio and, to a lesser extent, writing (selling) covered call and writing (selling) put options on indices of securities and sectors of securities generally within the healthcare industry. This option strategy is intended to generate current income from option premiums as a means to enhance distributions payable to the Fund's shareholders. The Fund's investment team does not anticipate any adverse implications to the Fund's existing total return potential or risk profile as a result of the strategy; however, the investment adviser may choose to decrease or modify its use of the option writing strategy to the extent that it may negatively impact the Fund's ability to benefit from capital appreciation. The Fund currently expects that it will not write options on more than 10% of its assets.
Open Market Repurchase Program
The Board has approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market for a one-year period ending
September 30, 2026, up to 12% of its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund's investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions. If shares are repurchased, the Fund reports repurchase activity on its website on a monthly basis. For the fiscal year ended September 30, 2025, the Fund did not repurchase any shares through the Program.
On a quarterly basis, the Board will receive information on any transactions made pursuant to this policy during the prior quarter.
Portfolio Holdings Disclosure
The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund's semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC’s website at www.sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.
Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by August 31 of the relevant year: (1) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC’s website at www.sec.gov.
Investor Relations Information
As part of Aberdeen's commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeeninvestments.com/en-us/investor/investment-solutions/closed-end-funds. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, as well as other Fund literature. Enroll in Aberdeen's email services to receive content related to your fund. In addition, you will receive monthly factsheets based on your preferences. Sign up today at www.aberdeeninvestments.com/en-us/investor/investment-solutions/closed-end-funds.

2	abrdn Life Sciences Investors

Letter to Shareholders  (unaudited)  (concluded)

Contact Us:
•	Visit: www.aberdeeninvestments.com/en-us/investor/investment-solutions/closed-end-funds
•	Email: Investor.Relations@aberdeenplc.com; or
•	Call: 1-800-522-5465 (toll free in the U.S.).
Yours sincerely,
/s/ Alan Goodson
Alan Goodson
President
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All amounts are U.S. Dollars unless otherwise stated.
abrdn Life Sciences Investors	3

Report of the Investment Adviser  (unaudited)

Performance Review
For the fiscal year ended September 30, 2025, HQL returned 21.06%1 on a net asset value (NAV)2 basis compared with 3.19% for the Fund’s performance target, the NASDAQ Biotechnology Index. On a market–price basis, shares returned 17.62%. The fund’s performance was driven by a combination of strong stock selection combined with a strong market rally in small to mid-cap biotechnology companies. Unless otherwise noted, performance figures refer to NAV total return.
Market Review
U.S. stocks, as measured by the broad S&P 500 Index, posted strong gains over the 12 months to September 30, 2025.
Global markets fluctuated over the review period amid monetary policy shifts, trade developments, and geopolitical tensions. The U.S. Federal Reserve cut rates twice in late 2024 and again in mid-2025, supporting sentiment alongside hopes for a soft landing and easing inflation. President Trump’s election initially boosted equities, but optimism faded as tariff concerns and tighter immigration policies weighed on markets, leading to a sharp sell-off in April before rebounding after most tariffs were paused. Further support came from a U.S.-China tariff truce extension and new trade agreements with the EU and Japan, though optimism was tempered by steep new tariffs on pharmaceuticals and higher duties on several countries. Geopolitical risks, including Middle East violence, briefly pressured markets, but a U.S.-brokered ceasefire helped stabilize conditions. However, the partial shutdown of the U.S. government starting in September added to economic and political uncertainty. Inflation eased earlier in the year, but remaining above target, central banks maintained a data-dependent stance. Global economic growth held up better than expected, with early-2025 fears of a U.S. recession proving to be short-lived.
The performance of the U.S. healthcare sector notably lagged that of the S&P 500 Index over the period due to the sector’s defensive nature. In addition, the nomination of Robert F. Kennedy Jr. to run the Department of Health and Human Services affected the healthcare sector’s returns shortly after the announcement. Subsequently, healthcare stocks faced headwinds from regulatory uncertainty, including proposed Medicaid work requirements and uncertainty in biotechnology regulation and funding. Although the Trump administration announced high tariffs on branded and patented pharmaceutical imports, the tariff rate implemented was lower than initially feared. Moreover, companies building manufacturing facilities in the U.S. were exempted, which helped to limit the policy’s perceived impact on the healthcare sector.
Portfolio Review
HQL is a fully equity strategy focused on therapeutics and enabling platforms. During the period we tilted further into SMID–cap biotechnology, deliberately leaning into higher–risk, smaller–cap opportunities where our analysts’ deep scientific diligence and clinical–regulatory experience try to identify asymmetric opportunities tied to clear milestones (late–stage readouts, label expansions, or partnership paths). As valuations later recovered in parts of biotech, we modestly rebalanced toward larger–cap, commercial–stage franchises to add stability and cash–flow resilience—while retaining a meaningful SMID-cap sleeve for innovation and catalyst exposure. We maintained diversified exposure across therapeutics, tools/diagnostics, and select services, with position sizes calibrated to event risk and evidence flow.
Positive performance results were led by stock selection in therapeutics and platforms. uniQure advanced on renewed gene–therapy optimism, reflecting progress across key programs. Vigil Neuroscience rose following Sanofi’s announced acquisition (upfront plus potential milestones), and Alnylam gained on strong Amvuttra uptake and cardiovascular RNA–platform updates with reaffirmed growth targets. These names were material contributors and exemplify our focus on pipeline visibility and high–quality science translating to products.
As in any portfolio, some investments did not perform as anticipated and detracted from overall results, including Regeneron Pharmaceuticals, Sarepta Therapeutics, and Vaxcyte—reflecting manufacturing–cost/competition pressures, clinical/regulatory headlines, and mixed pediatric vaccine data amid broader policy uncertainty, respectively. We maintained measured exposure where we see durable competitive positions, significant unmet need, and milestone–rich pipelines that can close valuation gaps over time. Several positions derated, improving forward risk–reward as we await clarity on utilization, reimbursement, or regulatory pathways. Sizing reflects near–term uncertainty; we reassess around defined catalysts and maintain diversification so that fundamentals—not headlines—drive outcomes over a full cycle.
We used call–option3  writing/overwriting4,5 selectively to generate incremental income—particularly around clinical–event

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1	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. Net asset value return data include investment management fees, custodial charges and administrative fees (such as Director and legal fees) and assumes the reinvestment of all distributions.
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2	Net asset value (“NAV”) – A key measure of the value of a company, fund or trust – the total value of assets less liabilities, divided by the number of shares.
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3	Call option – A contract that gives the buyer the right, but not the obligation, to buy an asset at a specified price within a set period.
4	abrdn Life Sciences Investors

Report of the Investment Adviser  (unaudited)  (continued)

volatility—which was additive to returns. As always, options can cap upside in strong rallies and introduce assignment risk if positions are called away; we calibrate use to the catalyst calendar and valuation.
Venture is a differentiating feature of HQL and a deliberate source of long–duration optionality. Our philosophy: deploy modest, milestone–driven capital into differentiated science nearing clinical validation, with disciplined pacing, syndicate quality, and valuation awareness. Venture outcomes are expected to be episodic; the goal is to compound selectively through cycles without allowing single assets to dominate risk. During the year, activity was measured and not a material driver of overall performance. We invested in Crystalys Therapeutics (Dotinurad for gout/hyperuricemia) and participated in Third Arc Bio (multi–specific antibodies for oncology/immunology), and we added venture stakes in Nuvig Therapeutics and Aviceda Therapeutics, as well as a new investment in Abcuro—each sized to risk with clear paths to value via data, partnering, or regulatory progress.
Portfolio Activity
We introduced several new holdings in late 2024, including Halozyme Therapeutics, Syndax Pharmaceuticals, Allogene Therapeutics, Personalis, Vir Biotechnology, Travere, Dyne Therapeutics, and Cargo Therapeutics. These positions were established for a variety of reasons, including near-term clinical data events and commercial opportunities.
Moving into 2025, we made several changes to the portfolio. The portfolio management team identified relative value differentials favoring smaller-cap equities over large-cap pharmaceutical and biotechnology companies. Additionally, concerns over pending tariffs led us to adopt a more cautious stance toward the large-cap pharmaceutical and biotechnology sector. Examples of new initiations included Incyte, Arbutus Biopharma, Immunic, Cidara Therapeutics, ARS Pharmaceuticals, Centessa Pharmaceuticals, Mereo BioPharma, NewAmsterdam Pharma, Tempus AI, Korro Bio, and Sionna Therapeutics.
Subsequently, we initiated Vericel Corporation to gain exposure to the company’s niche in regenerative medicine. The company’s cell therapy franchise, focused on cartilage repair and burn care, has delivered accelerating revenue growth, with upcoming product developments such as expanded indications for pediatric populations. We also initiated Twist Bioscience Corporation to gain exposure to innovation in deoxyribonucleic acid (DNA) production. The company provides gene synthesis and genomics tools for research and development. We introduced Disc Medicine Inc to gain exposure to a biotechnology company with a pipeline focused on haematology. Disc Medicine is advancing therapies for rare blood disorders, including positive mid-stage data in erythropoietic disorders.
Later in the period, the fund added positions in Jazz Pharmaceuticals, Arcus Biosciences, Aquestive Therapeutics, Equillium, Shattuck Labs, and Apogee Therapeutics, targeting firms with strong balance sheets.
As part of the fund’s venture activities, we made two new investments into two pre-public, venture-backed drug companies: Nuvig Therapeutics and Aviceda Therapeutics. We also made a new investment in a pre-public, venture-backed company, Abcuro.
Conversely, we sold several positions. These disposals included Exelixis after the company won a patent lawsuit, Apellis Pharmaceuticals on concerns about the ultimate market opportunity for its drug in geographic atrophy, and both Illumina and Arcellx after strong share-price performance.
Some sales were motivated by a lack of confidence in the companies' prospects, while others resulted from failed clinical trials. Also, in line with increasing the fund’s allocation to smaller-cap equities and decreasing its allocation to large-cap equities; we sold some positions, including Biogen, Eli Lilly, Thermo Fisher Scientific, Intra-Cellular Therapies, Natera, BeiGene, Avantor, 89bio, Moderna, AstraZeneca, and Marinus Pharmaceuticals.
Meanwhile, we sold Incyte Corporation, reallocating capital given the appearance of a maturing growth profile and increased competitive pressures in its core business. We also disposed of Medpace Holdings, a clinical research organization, after a period of strong share-price performance. We sold our holding in Arvinas after a reassessment of the company’s risk and competitive position in the targeted protein degradation field.
We also sold smaller biotechnology positions with matured theses or liquidity concerns, increasing exposure to late-stage pipelines and diversifying the therapeutic mix.
The monthly distribution6 reflects the Fund’s current policy to provide shareholders with a relatively stable cash flow per share. During the 12-month period ended September 30, 2025, the distributions comprised ordinary income, capital gains, and a return of capital.
Outlook and Strategy
Uncertainty continues to cloud the macroeconomic, geopolitical, and market outlook. A combination of shifting fiscal and monetary policies along with structural changes in global trade dynamics has created an increasingly volatile market environment. Much of the focus remains on the Trump administration’s tariff strategy and its

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4	Call-option writing – Selling a call option, which obligates the seller to sell the asset at the strike price if the option is exercised.
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5	Overwriting – Selling a call option on an asset the seller does not expect to reach the strike price before expiration, aiming to collect the premium without exercise.
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6	Distribution – The payment of any income, capital gains, or return of capital by a fund.
abrdn Life Sciences Investors	5

Report of the Investment Adviser  (unaudited)  (concluded)

potential implications for economic growth and inflation. However, the broader macroeconomic backdrop is further complicated by labor market data revisions, proposed tax cuts, widening budget deficits, evolving interest-rate policy, healthcare reform, and a range of other policy initiatives that may have both intended and unintended consequences. Given the rapidly evolving landscape, market participants are struggling to build meaningful conviction around the trajectory of both domestic and international economies.
With policy and macro variables still in play, we believe relative valuation across many parts of biotech remains attractive versus the broader equity market after a multi–year de–rating—particularly within innovation–rich SMID caps where milestones can unlock disproportionate value. As conditions evolve and valuations for select cohorts recover, we expect to modestly balance that SMID-cap exposure with larger–cap, commercial–stage franchises to enhance stability and cash–flow durability. Over our horizon, fundamentals—advancing pipelines, scalable platforms in RNA/cell & gene therapy/radiopharma, and productivity–enhancing diagnostics/tools—should be the primary driver of share appreciation. We also anticipate a continued cadence of mergers and acquisitions (M&A) as large–caps address loss–of–exclusivity (LOE) and pipeline gaps, a supportive backdrop for SMID-cap innovators and platform companies alike. For HQL specifically, we will continue to use our deep scientific diligence to target asymmetric opportunities in smaller caps, pace position sizes to milestones, and opportunistically add commercial–stage stability as price discovery improves—aiming to let fundamental progress, not headlines, lead returns over the cycle.
abrdn Inc.
Risk Considerations
Past performance is not an indication of future results.
Life sciences companies are likely to be more sensitive to, and possibly more adversely affected by, regulatory, economic or political factors or trends relating to the life sciences industries. Life sciences companies have, in the past, been characterized by limited product focus, rapidly changing technology and extensive government regulation. In particular, technological advances can render an existing product, which may account for a disproportionate share of a company’s revenue, obsolete. Obtaining governmental approval from U.S. governmental agencies and from non-U.S. governmental agencies for new products can be lengthy, expensive and uncertain as to the outcome. Such delays in product development may result in the need to seek additional capital, potentially diluting the interests of existing investors such as the Fund.
Intense competition exists within and among certain life sciences industries, including competition to obtain and sustain proprietary technology protection upon which life sciences companies can be highly dependent for maintenance of profit margins and market exclusivity. The complex nature of the technologies involved can lead to patent disputes, including litigation, that may be costly and that could result in a company losing an exclusive right to a patent. Additionally, certain life sciences companies may be exposed to potential product liability risks that are inherent to the life sciences industry. A product liability claim may have a material adverse effect on a company in which the Fund has invested.
All of these factors, as well as others may cause the value of the Fund’s shares to fluctuate significantly over relatively short periods of time.

6	abrdn Life Sciences Investors

Total Investment Return  (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s primary benchmark for the 1-year, 3-year, 5-year and 10-year periods ended September 30, 2025.
	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	21.06%	16.44%	7.53%	7.22%
Market Price	17.62%	17.02%	8.17%	6.49%
Nasdaq Biotechnology Index	3.19%	9.90%	3.58%	5.09%
Performance of a $10,000 Investment (as of September 30, 2025)
This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the periods indicated. For comparison, the same investment is shown in the indicated index.
Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV as of the financial reporting period end date of September 30, 2025. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund or the sale of Fund shares. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenhql.com or by calling 800-522-5465.
The gross operating expense ratio based on the fiscal year ended September 30, 2025 was 1.24%.
abrdn Life Sciences Investors	7

Portfolio Summary   (as a percentage of net assets) (unaudited)
As of September 30, 2025

The following table summarizes the composition of the Fund’s portfolio by asset allocation.
Asset Allocation
Common Stocks	88.3%
Convertible Preferred Stocks	6.5%
Milestone Interests	2.7%
Warrants	0.6%
Convertible Notes	0.4%
Short-Term Investments	1.6%
Call Options Written	(0.1%)
Liabilities in Excess of Other Assets	0.0%
100.0%
The following table summarizes the industry composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (“GICS”) Industries.
Industries
Biotechnology	80.2%
Pharmaceuticals	12.3%
Life Sciences Tools & Services	5.5%
Health Care Providers & Services	0.5%
Health Care Equipment & Supplies	0.0%
Short-Term Investments	1.6%
Liabilities in Excess of Other Assets	(0.1%)
100.0%
The following were the Fund’s top ten holdings as of September 30, 2025:
Top Ten Holdings
uniQure NV	7.5%
Vertex Pharmaceuticals, Inc.	3.3%
Amgen, Inc.	3.0%
Alnylam Pharmaceuticals, Inc.	3.0%
Insmed, Inc.	2.8%
Argenx SE, ADR	2.7%
Regeneron Pharmaceuticals, Inc.	2.6%
BioMarin Pharmaceutical, Inc.	2.4%
Cytokinetics, Inc.	2.1%
Ultragenyx Pharmaceutical, Inc.	2.0%

8	abrdn Life Sciences Investors

Portfolio of Investments
As of September 30, 2025

	Shares or Principal Amount	Value
Convertible Preferred Stocks(a),(b),(c)—6.5%
Biotechnology—3.8%
Abcuro, Inc. Series B	232,252	$ 1,274,994
Abcuro, Inc. Series C1	51,403	310,407
Arbor Biotechnologies, Inc. Series B, 8.00%	38,624	640,000
Arbor Biotechnologies, Inc. Series C, 8.00%	389,294	1,599,998
Arkuda Therapeutics, Inc. Series A, 6.00%	1,008,829	406,659
Arkuda Therapeutics, Inc. Series B, 6.00%	447,566	160,721
Atalanta Therapeutics, Inc. Series B	777,778	1,400,001
Aviceda Therapeutics Series C	38,906	224,091
Flamingo Therapeutics, Inc. Series A3	107,120	144,000
Glycomine, Inc. Series C, 8.00%	2,655,105	1,593,063
Hotspot Therapeutics, Inc. Series B, 6.00%	1,291,668	3,100,003
Hotspot Therapeutics, Inc. Series C, 6.00%	284,119	920,801
Incendia Therapeutics, Inc. Series A	832,650	1,599,995
Priothera Co. Ltd. Series A, 6.00%	152,534	18
Quell Therapeutics Ltd. Series B	846,561	1,760,000
Recode Therapeutics, Inc. Series B, 5.00%	155,959	1,440,001
Seismic Therapeutics, Inc. Series B	282,340	1,274,991
Third Arc Bio, Inc. Series A, 8.00%	807,908	1,700,000
		19,549,743
Health Care Equipment & Supplies—0.0%
IO Light Holdings, Inc. Series A2	421,634	42
Pharmaceuticals—2.7%
Biotheryx, Inc. Series E, 8.00%	609,524	346,453
Crystalys Therapeutics, Inc. Series A	1,020,512	1,022,400
Curasen Therapeutics, Inc. Series A	9,049,182	4,339,083
Curasen Therapeutics, Inc. Series B	1,379,821	661,624
Endeavor Biomedicines, Inc. Series B, 8.00%	296,855	1,399,998
Endeavor Biomedicines, Inc. Series C, 8.00%	54,815	357,646
Engrail Therapeutics, Inc., 8.00%	2,124,646	2,250,000
HiberCell, Inc. Series B	1,305,163	519,063
HiberCell, Inc. Series C	719,652	333,631
Nuvig Therapeutics, Inc. Series B	739,010	775,000
Qlaris Bio, Inc. Series B	1,974,522	1,550,000
		13,554,898
Total Convertible Preferred Stocks		33,104,683
Convertible Notes(a),(b),(c)—0.4%
Biotechnology—0.3%
Hotspot Therapeutics, Inc., 6.00%, 04/10/26	$323,870	323,870
Incendia Therapeutics, Inc., 8.00%, 04/18/26	738,460	738,460
Incendia Therapeutics, Inc., 10.00%, 09/09/26	257,586	257,586
		1,319,916
Health Care Providers & Services—0.0%
Recode Therapeutics, Inc., 8.00%, 03/23/27	75,939	75,939
Pharmaceuticals—0.1%
HiberCell, Inc., 10.00%, 12/31/25	206,589	206,589
Curasen Therapeutics, Inc., 8.00%, 03/31/26	441,083	441,083
		647,672
Total Convertible Notes		2,043,527
Common Stocks—88.3%
Biotechnology—75.2%
Abivax SA, ADR(b)	49,000	4,160,100
Akero Therapeutics, Inc.(b)	178,163	8,459,179
Alkermes PLC(b)	63,294	1,898,820
Allogene Therapeutics, Inc.(b)	1,582,265	1,962,009
Alnylam Pharmaceuticals, Inc.(b)	33,645	15,342,120
	Shares or Principal Amount	Value

Amgen, Inc.	54,622	$ 15,414,328
Apogee Therapeutics, Inc.(b)	54,760	2,175,615
Arbutus Biopharma Corp.(b)	799,979	3,631,905
Arcus Biosciences, Inc.(b)	62,906	855,522
Arcutis Biotherapeutics, Inc.(b)	218,107	4,111,317
Ardelyx, Inc.(b)	493,320	2,718,193
Argenx SE, ADR(b),(d)	18,929	13,961,273
Arrowhead Pharmaceuticals, Inc.(b),(d)	213,011	7,346,749
ARS Pharmaceuticals, Inc.(b)	507,686	5,102,244
Ascendis Pharma AS, ADR(b),(d)	20,185	4,012,980
Avalo Therapeutics, Inc.(b)	72,800	925,288
Avidity Biosciences, Inc.(b)	146,245	6,371,895
BioMarin Pharmaceutical, Inc.(b),(d)	225,446	12,210,155
BioNTech SE, ADR(b),(d)	78,339	7,725,792
Caribou Biosciences, Inc.(b)	1,388,905	3,236,149
Centessa Pharmaceuticals PLC, ADR(b)	53,574	1,299,169
Chinook Therapeutics, Inc. CVR(a),(b),(c)	59,063	18,900
Cidara Therapeutics, Inc.(b),(d)	56,305	5,391,767
Corbus Pharmaceuticals Holdings, Inc.(b)	188,231	2,381,122
Cytokinetics, Inc.(b),(d)	197,644	10,862,514
Denali Therapeutics, Inc.(b)	477,567	6,934,273
Disc Medicine, Inc.(b)	32,061	2,118,591
Dyne Therapeutics, Inc.(b)	556,733	7,042,672
Equillium, Inc.(b)	379,526	542,722
Geron Corp.(b)	2,042,059	2,797,621
Gilead Sciences, Inc.	47,677	5,292,147
GRAIL, Inc.(b),(d)	87,974	5,201,903
Ideaya Biosciences, Inc.(b)	213,524	5,809,988
Immatics NV(b)	240,137	2,045,967
Immunic, Inc.(b)	3,028,916	2,670,292
Immunovant, Inc.(b)	330,935	5,334,672
Insmed, Inc.(b)	101,010	14,546,450
Ionis Pharmaceuticals, Inc.(b)	43,865	2,869,648
Iovance Biotherapeutics, Inc.(b)	607,210	1,317,646
Janux Therapeutics, Inc.(b)	93,315	2,280,619
Korro Bio, Inc.(b)	57,983	2,776,806
Krystal Biotech, Inc.(b)	20,154	3,557,786
Mereo Biopharma Group PLC, ADR(b)	2,076,408	4,277,400
Merus NV(b)	51,779	4,874,993
Neurocrine Biosciences, Inc.(b)	27,165	3,813,423
Newamsterdam Pharma Co. NV(b)	122,441	3,482,222
Nuvalent, Inc., Class A(b)	33,821	2,924,840
Oruka Therapeutics, Inc.(b)	75,680	1,455,326
Palvella Therapeutics, Inc.(b)	16,225	1,017,145
Regeneron Pharmaceuticals, Inc.	23,930	13,455,121
Rhythm Pharmaceuticals, Inc.(b)	11,667	1,178,250
Sarepta Therapeutics, Inc.(b),(d)	338,517	6,523,223
Shattuck Labs, Inc.(b)	94,504	225,865
Sionna Therapeutics, Inc.(b)	289,277	8,507,637
Summit Therapeutics, Inc.(b)	393,856	8,137,065
Syndax Pharmaceuticals, Inc.(b)	372,792	5,735,405
Tectonic Therapeutic, Inc.(b)	115,501	1,812,211
Tenaya Therapeutics, Inc.(b)	600,700	973,134
Travere Therapeutics, Inc.(b)	301,778	7,212,494
TScan Therapeutics, Inc.(b)	795,606	1,448,003
Twist Bioscience Corp.(b)	110,740	3,116,224
Ultragenyx Pharmaceutical, Inc.(b)	349,116	10,501,409
uniQure NV(b)	658,737	38,450,479
Vaxcyte, Inc.(b)	230,213	8,292,272
Vericel Corp.(b)	76,592	2,410,350

abrdn Life Sciences Investors	9

Portfolio of Investments   (continued)
As of September 30, 2025

	Shares or Principal Amount	Value
Common Stocks (continued)
Biotechnology (continued)
Vertex Pharmaceuticals, Inc.(b)	43,829	$ 17,165,190
Vir Biotechnology, Inc.(b)	553,092	3,158,155
Xencor, Inc.(b)	258,080	3,027,278
Xenon Pharmaceuticals, Inc.(b)	211,804	8,503,931
		386,393,953
Health Care Equipment & Supplies—0.0%
Willow Laboratories, Inc.(a),(b),(c)	130,000	13
Health Care Providers & Services—0.5%
Guardant Health, Inc.(b)	40,398	2,524,067
Life Sciences Tools & Services(b)—5.5%
Adaptive Biotechnologies Corp.	374,318	5,599,797
Codexis, Inc.	1,587,334	3,873,095
Illumina, Inc.	42,377	4,024,544
Personalis, Inc.	1,074,416	7,005,192
Quanterix Corp.	564,581	3,065,675
Tempus AI, Inc.(d)	60,205	4,859,146
		28,427,449
Pharmaceuticals(b)—7.1%
Aquestive Therapeutics, Inc.	196,160	1,096,534
Axsome Therapeutics, Inc.	39,219	4,763,148
Crinetics Pharmaceuticals, Inc.	131,752	5,487,471
Edgewise Therapeutics, Inc.	263,291	4,270,580
EyePoint Pharmaceuticals, Inc.	276,280	3,934,227
Fulcrum Therapeutics, Inc.	137,961	1,269,241
Fusion Pharmaceuticals, Inc. CVR(a),(c),(e)	3,256	4,493
Jazz Pharmaceuticals PLC	14,506	1,911,891
LENZ Therapeutics, Inc.	39,337	1,832,317
Oculis Holding AG(e)	170,667	3,025,926
Spectrum Pharmaceuticals, Inc. CVR(a),(c)	34,880	0
Structure Therapeutics, Inc., ADR	204,880	5,736,640
Tarsus Pharmaceuticals, Inc.	51,678	3,071,224
		36,403,692
Total Common Stocks		453,749,174
Warrants(b)—0.6%
Biotechnology—0.6%
Immunic, Inc., Series A(expiration date 12/31/2025)(a)	2,311,826	453,281
Immunic, Inc.	2,311,826	2,038,106
Immunic, Inc., Series B(expiration date 6/30/2030)(a)	2,311,826	607,633
		3,099,020
Health Care Providers & Services—0.0%
Recode Therapeutics, Inc.(expiration date 9/23/2035, exercise price $0.01)(a),(c)	75,939	0
	Shares or Principal Amount	Value

Pharmaceuticals(a),(c)—0.0%
HiberCell, Inc.(expiration date 09/15/28, exercise price $0.46)	719,652	$ 1
HiberCell, Inc.(expiration date 09/13/34, exercise price $0.08)	2,582,362	2
		3
Total Warrants		3,099,023
Short-Term Investment—1.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.09%(f)	8,417,353	8,417,353
Total Short-Term Investment		8,417,353
Total Investments Before Milestone Interests—97.4% (Cost $387,182,739)		500,413,760
	Interests	Value
Milestone Interests(a),(b),(c)—2.7%
Biotechnology—0.3%
Amphivena Milestone Interest	1	$ 0
Invetx, Inc. Milestone Interest	1	1,455,577
		1,455,577
Pharmaceuticals—2.4%
Afferent Milestone Interest	1	0
Amolyt Milestone Interest	1	1,078,585
Ethismos Research Milestone Interest	1	0
Neurovance Milestone Interest	1	11,172,421
		12,251,006
Total Milestone Interests		13,706,583
Total Investments (Cost $390,703,166)(g)—100.1%		514,120,343
Liabilities in Excess of Other Assets—(0.1%)		(464,397)
Net Assets—100.0%		$513,655,946

(a)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	Restricted security.
(d)	A portion of security is pledged as collateral for call options written.
(e)	Foreign security.
(f)	Registered investment company advised by State Street Investment Management. The rate shown is the 7 day yield as of September 30, 2025.
(g)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
CVR	Contingent Value Right
PLC	Public Limited Company

10	abrdn Life Sciences Investors

Portfolio of Investments   (concluded)
As of September 30, 2025

	Number of Contracts (100 shares each)	Notional Amount ($)	Value ($)
Option Contracts Written—(0.1)%
Call Options Written—(0.1)%
Argenx SE Oct25 770 Call	12	(924,000)	(10,380)
Arrowhead Pharmaceuticals, Inc. Oct25 35 Call	262	(917,000)	(43,230)
Ascendis Pharma AS Oct25 210 Call	33	(693,000)	(11,121)
BioMarin Pharmaceutical, Inc. Oct25 57.5 Call	199	(1,144,250)	(11,940)
BioNTech SE Oct25 105 Call	65	(682,500)	(6,500)
Cidara Therapeutics, Inc. Oct25 80 Call	86	(688,000)	(163,830)
Cytokinetics, Inc. Oct25 55 Call	125	(687,500)	(33,125)
GRAIL, Inc. Oct25 50 Call	100	(500,000)	(103,700)
GRAIL, Inc. Oct25 70 Call	50	(350,000)	(24,000)
Sarepta Therapeutics, Inc. Oct25 20 Call	343	(686,000)	(12,005)
Tempus AI, Inc. Oct25 90 Call	75	(675,000)	(14,625)
Total Call Options Written (Premiums received $(204,596))			(434,456)

See accompanying Notes to Financial Statements.
abrdn Life Sciences Investors	11

Statement of Assets and Liabilities
As of September 30, 2025

Assets
Investments, at value (cost $378,765,386)	$ 491,996,407
Short-term investment, at value (cost $8,417,353)	8,417,353
Milestone interests, at value (cost $3,520,427)	13,706,583
Cash	75,538
Receivable for investments sold	1,036,393
Interest and dividends receivable	101,706
Tax reclaim receivable	8,970
Prepaid expenses	38,862
Other assets (Note 2j)	189
Total assets	515,382,001
Liabilities
Payable for investments purchased	720,901
Written options, at value (premiums received $204,596)	434,456
Investment advisory fees payable (Note 3)	379,103
Trustee fees payable	35,187
Investor relations fees payable (Note 3)	24,952
Administration fees payable	9,154
Other accrued expenses	122,302
Total liabilities	1,726,055
Commitments and Contingencies (Notes 7 & 9)

Net Assets	$513,655,946
Composition of Net Assets
Common stock (par value $0.010 per share) (Note 5)	$ 295,987
Paid-in capital in excess of par	435,755,727
Distributable earnings	77,604,232
Net Assets	$513,655,946
Net asset value per share based on 29,598,692 shares issued and outstanding	$17.35(a)

(a)	The NAV shown above differs from the traded NAV on September 30, 2025 due to financial statement rounding and/or financial statement adjustments.

See accompanying Notes to Financial Statements.
12	abrdn Life Sciences Investors

Statement of Operations
For the Year Ended September 30, 2025

Net Investment Income
Investment Income:
Dividends	$ 1,588,555
Interest and other income	349,835
Total investment income	1,938,390
Expenses:
Investment advisory fee (Note 3)	4,521,763
Independent auditors’ fees and tax expenses	150,628
Trustees' fees and expenses	144,128
Investor relations fees and expenses (Note 3)	98,412
Legal fees and expenses	91,221
Reports to shareholders and proxy solicitation	86,887
Transfer agent’s fees and expenses	48,402
Custodian’s fees and expenses	46,267
Insurance expense	26,635
Administration fee	24,831
Miscellaneous	74,162
Total expenses	5,313,336

Net Investment Loss	(3,374,946)
Net Realized/Unrealized Gain/(Loss):
Net realized gain/(loss) from:
Investments	26,766,592
Written options	1,127,357
27,893,949
Net change in unrealized appreciation/depreciation on:
Investments in unaffiliated issuers	61,295,039
Investments in affiliated issuers	14,261
Milestone interests	38,862
Written options	(272,819)
61,075,343
Net realized and unrealized gain from investments, milestone interests and written options	88,969,292
Change in Net Assets Resulting from Operations	$85,594,346

See accompanying Notes to Financial Statements.
abrdn Life Sciences Investors	13

Statements of Changes in Net Assets

	For the Year Ended September 30, 2025	For the Year Ended September 30, 2024
Increase/(Decrease) in Net Assets:
Operations:
Net investment loss	$(3,374,946)	$(1,920,347)
Net realized gain from investments and written options	27,893,949	31,957,173
Net change in unrealized appreciation on investments, milestone interests and written options	61,075,343	55,259,633
Net increase in net assets resulting from operations	85,594,346	85,296,459
Distributions to Shareholders From:
Distributable earnings	(52,118,605)	(39,686,734)
Return of capital	–	(5,606,991)
Net decrease in net assets from distributions	(52,118,605)	(45,293,725)
Reinvestment of dividends resulting in the issuance of 1,537,293 and 1,270,202 shares of common stock, respectively	20,485,599	17,758,355
Change in net assets	53,961,340	57,761,089
Net Assets:
Beginning of year	459,694,606	401,933,517
End of year	$513,655,946	$459,694,606
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
14	abrdn Life Sciences Investors

Statement of Cash Flows
For the Year Ended  September 30, 2025

Cash flows from operating activities:
Net increase/(decrease) in net assets resulting from operations	$ 85,594,346
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(314,126,692)
Investments sold and principal repayments	339,341,545
Proceeds from option contracts written	1,258,070
Net change in short-term investments	8,813,975
Decrease in interest, dividends and other receivables	59,233
Decrease in prepaid expenses	2,669
Decrease in accrued investment advisory fee payable	(26,009)
Decrease in other accrued expenses	(239,302)
Net change in unrealized appreciation of investments	(61,075,343)
Net realized gain on investments transactions and options	(27,893,949)
Net cash provided by operating activities	31,708,543
Cash flows from financing activities:
Distributions paid to shareholders	(31,633,006)
Net cash used in financing activities	(31,633,006)
Net change in cash	75,537
Unrestricted and restricted cash, beginning of year	1
Unrestricted and restricted cash, end of year	$75,538

See accompanying Notes to Financial Statements.
abrdn Life Sciences Investors	15

Financial Highlights

	For the Fiscal Years Ended September 30,
	2025	2024 (a)	2023	2022 (b)	2021 (b)
PER SHARE OPERATING PERFORMANCE:
Net asset value per common share, beginning of year	$16.38	$15.00	$15.49	$21.22	$20.25
Net investment loss(c)	(0.12)	(0.07)	(0.08)	(0.12)	(0.17)
Net realized and unrealized gains/(losses) on investments, written options and foreign currency transactions	2.91	3.11	0.87	(4.14)	2.83
Total from investment operations applicable to common shareholders	2.79	3.04	0.79	(4.26)	2.66
Distributions to common shareholders from:
Net investment income	(1.72)	(0.69)	(0.02)	(0.03)	(0.42)
Net realized gains	(0.10)	(0.76)	(1.26)	(1.44)	(1.27)
Return of capital	–	(0.21)	–	–	–
Total distributions	(1.82)	(1.66)	(1.28)	(1.47)	(1.69)
Net asset value per common share, end of year	$17.35	$16.38	$15.00	$15.49	$21.22
Market price, end of year	$15.51	$15.08	$12.47	$13.66	$20.80
Total Investment Return Based on(d):
Market price	17.62%	35.94%	0.23%	(27.97%)	28.32%
Net asset value	21.13%(e)	22.75%	6.32%	(19.88%)	13.65%
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of year (000 omitted)	$513,656	$459,695	$401,934	$397,902	$523,440
Average net assets applicable to common shareholders (000 omitted)	$429,010	$433,142	$421,289	$436,937	$519,380
Gross operating expenses	1.24%	1.36%	1.35%	1.38%	1.24%
Net Investment loss	(0.79%)	(0.44%)	(0.52%)	(0.68%)	(0.80%)
Portfolio turnover	73%	46%	35%	42%	62%

(a)	Effective October 27, 2023, abrdn Inc. became the investment adviser of the Fund. Prior to October 27, 2023, the Fund was managed by Tekla Capital Management, LLC. Members of the portfolio management team from Tekla joined abrdn Inc., and continue to manage the Fund.
(b)	Beginning with the year ended September 30, 2023, the Fund’s financial statements were audited by KPMG LLP. Previous years were audited by a different independent registered public accounting firm.
(c)	Based on average shares outstanding.
(d)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(e)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
16	abrdn Life Sciences Investors

Notes to  Financial Statements
September 30, 2025

1.  Organization
abrdn Life Sciences Investors (the "Fund") is a Massachusetts business trust formed on February 20, 1992, and registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Fund commenced operations on May 8, 1992. The Fund’s investment objective is to seek long-term capital appreciation by investing primarily in equity and related securities (including securities subject to legal or contractual restrictions on resale) of U.S. and foreign companies principally engaged in the development, production or distribution of products or services related to scientific advances in life sciences (including biotechnology, pharmaceuticals, diagnostics, managed healthcare and medical equipment, hospitals, healthcare information technology and services, devices, supplies and other healthcare-related subsectors), agriculture and environmental management ("Life Sciences Companies"). The Fund invests primarily in securities of public and private companies that are believed by the Fund’s investment adviser, abrdn Inc. (the "Investment Adviser," the "Adviser" or "Aberdeen") to have significant potential for above-average growth. The Fund may invest up to 20% of its net assets in securities of foreign issuers, expected to be located primarily in Western Europe, Canada and Japan, and securities of U.S. issuers that are traded primarily in foreign markets.
2.  Summary of Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America ("U.S. GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency.
a.  Security Valuation:
The Fund values its securities at fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date, also referred to as market value. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Aberdeen as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable and the Fund's investments in securities of early and/or later stage financing of a privately held companies ("Venture Capital Securities").
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.
Open-end mutual funds are valued at the respective NAV as reported by such company. The prospectuses for the registered open-end management investment companies in which the Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds ("ETFs") are valued at the market price of the security at the Valuation Time (defined below). A security using any of these pricing methodologies is generally determined to be a Level 1 investment.
Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size and the strategies employed by the Valuation Designee generally trade in round lot sizes. In certain circumstances, some trades may occur in smaller “odd lot” sizes which may be effected at lower, or higher, prices than institutional round lot

abrdn Life Sciences Investors	17

Notes to  Financial Statements  (continued)
September 30, 2025

trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.
Convertible preferred shares, warrants or convertible note interests in Venture Capital Securities, milestone interests, and other restricted securities are typically valued in good faith, based upon the recommendations made by the Valuation Designee pursuant to fair valuation policies and procedures approved by the Board.
Derivative instruments are valued at fair value. Exchange-traded futures are generally Level 1 investments and centrally cleared swaps and forwards are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of the Fund’s assets are determined in good faith in accordance with the Valuation Procedures.
Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is generally determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.
In the event that a security’s, other than a Venture Capital Security, market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Valuation Designee may be classified as Level 2 or Level 3 depending on the nature of the inputs.
Venture Capital Securities are valued based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs considered may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, products, intended markets or technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

18	abrdn Life Sciences Investors

Notes to  Financial Statements  (continued)
September 30, 2025

The three-level hierarchy of inputs is summarized below:
Level 1 - quoted prices (unadjusted) in active markets for identical investments;
Level 2 - other significant observable inputs (including valuation factors, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk, etc.); or
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
Level 3 investments are valued using significant unobservable inputs. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following is a summary of the inputs used as of September 30, 2025 in valuing the Fund's investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets
Investments in Securities
Common Stocks	$453,725,768	$–	$23,406	$453,749,174
Convertible Preferred Stocks	–	–	33,104,683	33,104,683
Milestone Interests	–	–	13,706,583	13,706,583
Warrants	–	2,038,106	1,060,917	3,099,023
Convertible Notes	–	–	2,043,527	2,043,527
Short-Term Investment	8,417,353	–	–	8,417,353
Total Investments	$462,143,121	$2,038,106	$49,939,116	$514,120,343
Other Assets	$–	$–	$189	$189
Total Investment Assets	$462,143,121	$2,038,106	$49,939,305	$514,120,532
Liabilities
Other Financial Instruments
Written Options	$(434,456)	$–	$–	$(434,456)
Total Investment Liabilities	$(434,456)	$–	$–	$(434,456)

abrdn Life Sciences Investors	19

Notes to  Financial Statements  (continued)
September 30, 2025

Rollforward of Level 3 Fair Value Measurements For the Year Ended September 30, 2025
Investments in Securities	Balance as of September 30, 2024	Net Realized Gain (Loss) and Change in Unrealized Appreciation/ Depreciation	Net Purchases and conversions	Net Sales and conversions	Balance as of September 30, 2025	Net Change in Unrealized Appreciation/ Depreciation from Investments Held at September 30, 2025
Common Stocks
Biotechnology	$133,482	$3,544	$–	$(118,126)	$18,900	$(91,548)
Health Care Equipment & Supplies	13	–	–	–	13	–
Pharmaceuticals	5,346	(853)	–	–	4,493	1,191
Convertible Notes
Biotechnology	1,062,330	–	257,586	–	1,319,916	–
Health Care Providers & Services	–	–	75,939	–	75,939	–
Pharmaceuticals	206,589	–	441,083	–	647,672	–
Convertible Preferred Stocks
Biotechnology	15,621,446	770,712	3,936,282	(778,697)	19,549,743	770,712
Health Care Equipment & Supplies	42	–	–	–	42	–
Pharmaceuticals	12,030,060	(605,193)	2,130,031	–	13,554,898	(605,193)
Milestone Interests
Biotechnology	1,399,863	150,337	–	(94,623)	1,455,577	150,337
Pharmaceuticals	12,362,480	(111,474)	–	–	12,251,006	(111,474)
Warrants
Biotechnology	–	1,060,914	–	–	1,060,914	1,060,914
Health Care Providers & Services	–	–	–	–	–	–
Pharmaceuticals	3	–	–	–	3	–
Other Assets	189	–	–	–	189	–
Total	$42,821,843	$1,267,987	$6,840,921	$(991,446)	$49,939,305	$1,174,939

Description	Fair Value at September 30, 2025	Valuation Technique (s)	Unobservable Inputs	Range	Weighted Average	Relationship Between Fair Value and Input; if Input value increases then Fair Value:
Common Stocks	$13	Market approach	Transaction Price(a)	N/A	N/A	Increases
	$23,393	Income approach	Probability of events Timing of events	0.00% - 46.00% 0.25 - 4.25 years	21.76% 4.19 years	Increases Decreases
Convertible Notes	$2,043,527	Market approach	Transaction Price(a)	N/A	N/A	Increases
Convertible Preferred Stocks	$31,684,609	Market approach	Transaction Price(a)	N/A	N/A	Increases
20	abrdn Life Sciences Investors

Notes to  Financial Statements  (continued)
September 30, 2025

Description	Fair Value at September 30, 2025	Valuation Technique (s)	Unobservable Inputs	Range	Weighted Average	Relationship Between Fair Value and Input; if Input value increases then Fair Value:
	$852,694	Market approach	Timing of events Implied market volatility Risk free rate Transaction Price(a)	3.00 years 111.65% 3.72% N/A	3.00 years 111.65% 3.72% N/A	Decreases Decreases Decreases Increases
	$567,380	Income approach	Discount rate Probability of events Timing of events	3.84% - 4.27% 1.84% - 90.00% 1.00 - 11.50 years	3.98% 24.28% 5.42 years	Decreases Increases Decreases
Milestone Interests	$13,706,583	Income approach	Discount rate Probability of events Timing of events	3.70% - 10.00% 0.00% - 81.00% 0.00 - 8.00 years	4.48% 6.87% 3.09 years	Decreases Increases Decreases
Warrants	$3	Market approach	Transaction Price(a)	N/A	N/A	Increases
	$1,060,914	Income Approach	Discount Rate Implied market volatility Timing of events Marketability Discount	3.74% - 3.93% 0.48% 0.25 - 4.68 years 0.75%	3.82% 0.48% 2.79 years 0.75%	Decreases Decreases Decreases Decreases
Other Assets	$189	Income approach	Discount rate Probability of events Timing of events	4.04% 5.00% 6.25 years	4.04% 5.00% 6.25 years	Decreases Increases Decreases
Total	$49,939,305
Amounts listed as “–” are $0 or round to $0.
(a)	The valuation technique used as a basis to approximate fair value of these investments is based on a transaction price or subsequent financing rounds.
b.  Restricted Securities:
Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.
c.  Foreign Currency Translation:
Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.
Foreign currency amounts are translated into U.S. Dollars on the following basis:
(i) fair value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and
(ii) purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Fund does not isolate that portion of gains and losses on investments in equity securities due to changes in the foreign exchange rates from the portion due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.
Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation

abrdn Life Sciences Investors	21

Notes to  Financial Statements  (continued)
September 30, 2025

in value of investments, and translation of other assets and liabilities denominated in foreign currencies.
Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund's investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.
d.  Rights Issues and Warrants:
Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.
e.  Options:
An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.
The Fund’s obligation under an exchange traded written option or investment in an exchange traded purchased option is valued at the last sale price, or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.
If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.
All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund’s custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. When the Fund writes a put option, this means that the Fund will maintain with the Fund’s custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option.

Summary of Derivative Instruments:
The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of September 30, 2025:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other	Total

Liabilities:
Unrealized depreciation on:
Written Options, fair value	$–	$–	$–	$434,456	$–	$–	$434,456
Total	$–	$–	$–	$434,456	$–	$–	$434,456
Amounts listed as “–” are $0 or round to $0.
22	abrdn Life Sciences Investors

Notes to  Financial Statements  (continued)
September 30, 2025

The effect of derivative instruments on the Statement of Operations for the fiscal year ended September 30, 2025:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total

Realized Gain/(Loss) on Derivatives Recognized as a Result of Operations:
Written Options	$–	$–	$–	$1,127,357	$–	$1,127,357
Total	$–	$–	$–	$1,127,357	$–	$1,127,357
Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations:
Written Options	$–	$–	$–	$(272,819)	$–	$(272,819)
Total	$–	$–	$–	$(272,819)	$–	$(272,819)
Amounts listed as “–” are $0 or round to $0.
Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the fiscal year ended September 30, 2025. The table below summarizes the weighted average values of derivatives holdings for the Fund during the fiscal year ended September 30, 2025.
Derivative	Average Monthly Notional Value
Written Options Contracts	$153,728
f.  Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income and expenses are recorded on an accrual basis.
g.  Distributions:
The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized capital gains and return of capital distributions, if necessary, on a quarterly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
h.  Federal Income Taxes:
The Fund intends to continue to qualify as a “regulated investment company” ("RIC") by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.
The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended September 30, 2025 are subject to such review.
i.  Milestone Interests
The Fund holds financial instruments which reflect the current value of future milestone payments the Fund may receive as a result of contractual obligations from other parties. The value of such payments are adjusted to reflect the estimated risk based on the relative uncertainty of both the timing and the achievement of individual milestones. A risk to the Fund is that the milestones will not be achieved and no payment will be received by the Fund. The milestone interests were received as part of the proceeds from the sale of six private companies. Any payments received are treated as a reduction of the cost basis of the milestone interests with payments received in excess of the cost basis treated as a realized gain. The contractual obligations with respect to the milestone interests provide for

abrdn Life Sciences Investors	23

Notes to  Financial Statements  (continued)
September 30, 2025

payments at various stages of the development of Afferent, Amolyt, Amphivena, Ethismos Research, Invetx and Neurovance principal product candidate as of the date of the sale.
The following is a summary of the impact of the milestone interests on the financial statements as of and for the fiscal year ended September 30, 2025:
Statement of Assets and Liabilities, Milestone interests, at value	$13,706,583
Statement of Assets and Liabilities, Total distributable earnings	$10,186,156
Statement of Operations, Change in unrealized appreciation/depreciation	$38,862
j.  Other Assets
Other assets in the Statement of Assets and Liabilities consists of amounts due to the Fund at various times in the future in connection with the sale of investments in one private company.
3.  Agreements and Transactions with Affiliates
a.  Investment Advisory and Other Affiliated Fees
Aberdeen serves as the Fund’s Investment Adviser pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Fund. Aberdeen also provides administration services under the same agreement. The Adviser is a wholly-owned indirect subsidiary of Aberdeen Group plc. In rendering management services, the Adviser may use the resources of investment advisor subsidiaries of Aberdeen Group plc. These affiliates have entered into procedures pursuant to which investment professionals from affiliates may render portfolio management and research services as associated persons of the Adviser. As compensation for its services to the Fund, the Adviser receives an annual investment advisory fee at an annual rate of (i) 2.50% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for all other net assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.80% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter. Based on the Portfolio of Investments as of September 30, 2025 the aggregate fee would not exceed a rate when annualized of 1.36%. For the fiscal year ended September 30, 2025, the Fund paid the Adviser $4,521,763.
Effective upon the close of business on October 27, 2023, the Adviser as Adviser of the Fund, entered into a written contract with the Fund to limit the total ordinary operating expenses of the Fund (excluding leverage costs, interest, taxes, brokerage commissions, acquired fund fees and expenses and any non-routine expenses) from exceeding 1.36% of the average daily net assets of the Fund on an annualized basis for two years (the “Expense Limitation Agreement”). The Expense Limitation Agreement terminated on October 27, 2025. For the fiscal year ended September 30, 2025 the Adviser did not waive any Fund's expenses pursuant to the Expense Limitation Agreement.
b.  Investor Relations:
Effective March 1, 2024, under the terms of the Investor Relations Services Agreement, Aberdeen is compensated to provide and may pay third parties to provide investor relations services to the Fund and certain other funds advised by Aberdeen or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the "Fund's Portion"). However, investor relations services fees are limited by Aberdeen so that the Fund will only pay up to an annual rate of 0.05% of the Fund's average weekly net assets. Any difference between the capped rate of 0.05% of the Fund's average weekly net assets and the Fund's Portion is paid for by Aberdeen.
Pursuant to the terms of the Investor Relations Services Agreement, Aberdeen (or third parties engaged by Aberdeen), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund's investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.
During the fiscal year ended September 30, 2025, the Fund incurred investor relations fees of approximately $98,412. For the fiscal year ended September 30, 2025, Aberdeen did not contribute to the investor relations fees for the Fund because the Fund’s contribution was below 0.05% of the Fund’s average weekly net assets on an annual basis.

4.  Investment Transactions
Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended September 30, 2025, were $314,113,473 and $339,321,195, respectively.
24	abrdn Life Sciences Investors

Notes to  Financial Statements  (continued)
September 30, 2025

5.  Capital
The Fund is authorized to issue an unlimited number of common shares of beneficial interest at par value $0.01 per common share. As of September 30, 2025, there were 29,598,692 shares of common stock issued and outstanding.
The following table shows the shares issued by the Fund as a part of a quarterly distribution to shareholders during the fiscal year ended September 30, 2025.
Payment Date	Shares Issued
January 10, 2025	404,917
March 31, 2025	406,100
June 30, 2025	398,051
September 30, 2025	328,225
6.  Open Market Repurchase Program
The Board has approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, up to 12% of its outstanding common shares in the fiscal year, with the amount and timing of any repurchase determined at the discretion of the Fund's investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions. If shares are repurchased, the Fund reports repurchase activity on its website on a monthly basis. For the fiscal year ended September 30, 2025, the Fund did not repurchase any shares through the Program.
On a quarterly basis, the Board will receive information on any transactions made pursuant to this policy during the prior quarter.

7.  Private Companies and Other Restricted Securities
The Fund may invest in private companies and other restricted securities if these securities currently comprise 40% or less of net assets. The value of these securities represented 9.52% of the Fund’s net assets at September 30, 2025.
At September 30, 2025, the Fund had a commitment of $4,227,068 relating to additional investments in three private companies.
The following table details the acquisition date, cost, carrying value per unit, and value of the Fund’s private companies and other restricted securities at September 30, 2025. The Fund on its own does not have the right to demand that such securities be registered.
abrdn Life Sciences Investors	25

Notes to  Financial Statements  (continued)
September 30, 2025

Security	Acquisition Date	Cost	Carrying Value per Unit	Value
Abcuro, Inc., Series B — Convertible Preferred Stock	12/19/23, 8/10/23	$1,278,310	$5.49	$1,274,994
Abcuro, Inc., Series C1 — Convertible Preferred Stock	2/7/25	310,717	6.04	310,407
Afferent Milestone Interest	7/27/16	24,556	0.00	0
Amolyt Milestone Interest	7/12/24	684,946	157.47	1,078,585
Amphivena Milestone Interest	10/18/22	0	0.00	0
Arbor Biotechnologies, Inc., Series B — Convertible Preferred Stock	10/29/21	643,721	16.57	640,000
Arbor Biotechnologies, Inc., Series C — Convertible Preferred Stock	9/27/24	1,604,052	4.11	1,599,998
Arkuda Therapeutics, Inc., Series B — Convertible Preferred Stock	1/24/22, 1/23/23	599,405	0.36	160,721
Arkuda Therapeutics, Inc., Series A — Convertible Preferred Stock	05/16/19, 4/2/20, 7/15/21	1,819,396	0.40	406,659
Atalanta Therapeutics, Inc., Series B — Convertible Preferred Stock	10/11/24	1,400,664	1.80	1,400,001
Aviceda Therapeutics, Series C — Convertible Preferred Stock	12/17/24	229,091	5.76	224,091
Biotheryx, Inc., Series E — Convertible Preferred Stock	5/19/21	3,206,642	0.57	346,453
Chinook Therapeutics, Inc. CVR — Common Stock	8/14/23	0	0.32	18,900
Crystalys Therapeutics, Inc., Series A	6/23/25	1,022,636	1.00	1,022,400
Curasen Therapeutics, Inc., Series B — Convertible Preferred Stock	8/20/24, 1/7/25	662,599	0.48	661,624
Curasen Therapeutics, Inc., Series A — Convertible Preferred Stock	8/20/24	4,359,339	0.48	4,339,083
Curasen Therapeutics, Inc.		441,083	100.00	441,083
Endeavor Biomedicines, Inc., Series B — Convertible Preferred Stock	1/21/22	1,402,998	4.72	1,399,998
Endeavor Biomedicines, Inc., Series C — Convertible Preferred Stock	4/19/24	357,879	6.52	357,646
Engrail Therapeutics, Inc. — Convertible Preferred Stock	3/14/24	2,251,416	1.06	2,250,000
Ethismos Research Milestone Interest	10/31/17	0	0.00	0
Flamingo Therapeutics, Inc., Series A3 — Convertible Preferred Stock	4/21/20, 10/28/20	2,469,343	1.34	144,000
Fusion Pharmaceuticals, Inc. CVR — Common Stock	7/10/24	1,791	1.38	4,493
Glycomine, Inc., Series C — Convertible Preferred Stock	7/22/24, 3/26/25	1,594,944	0.60	1,593,063
HiberCell, Inc., Series C — Convertible Preferred Stock	9/15/23	334,898	0.46	333,631
HiberCell, Inc., Series B — Convertible Preferred Stock	5/5/21	1,607,454	0.40	519,063
HiberCell, Inc. — Warrant	9/15/23	1,294	0.00	1
HiberCell, Inc. — Convertible Note	9/13/24	206,589	100.00	206,589
HiberCell, Inc. — Warrant	9/13/24	0	0.00	2
Hotspot Therapeutics, Inc., Series C — Convertible Preferred Stock	11/15/21	923,279	3.24	920,801
Hotspot Therapeutics, Inc., Series B — Convertible Preferred Stock	4/22/20, 6/17/21	3,111,268	2.40	3,100,003
Hotspot Therapeutics, Inc. — Convertible Note	4/12/24	323,870	100.00	323,870
Incendia Therapeutics, Inc., Series A — Convertible Preferred Stock	8/12/21, 5/24/23	1,608,617	1.92	1,599,995
Incendia Therapeutics, Inc. — Convertible Note	4/18/24	738,460	100.00	738,460
Incendia Therapeutics, Inc. — Convertible Note	9/9/25	257,586	100.00	257,586
Invetx, Inc. Milestone Interest	9/4/24	1,305,241	103.98	1,455,577
IO Light Holdings, Inc., Series A2 — Convertible Preferred Stock	4/30/20, 5/17/21, 9/15/21	1,395,847	0.00	42
Neurovance Milestone Interest	3/20/17	1,505,684	328.07	11,172,421
Nuvig Therapeutics, Inc., Series B — Convertible Preferred Stock	10/18/24	777,913	1.05	775,000
Priothera Co. Ltd., Series A — Convertible Preferred Stock	10/07/20, 10/19/21	1,783,093	0.00	18
Qlaris Bio, Inc., Series B — Convertible Preferred Stock	4/11/24	1,551,724	0.79	1,550,000
Quell Therapeutics Ltd., Series B — Convertible Preferred Stock	11/29/21, 3/23/22, 2/18/25	1,609,803	2.08	1,760,000
Recode Therapeutics, Inc., Series B — Convertible Preferred Stock	1/26/24, 10/21/21, 2/16/22, 9/15/23	1,446,891	9.23	1,440,001
Recode Therapeutics, Inc. — Convertible Note	9/23/25	75,939	100.00	75,939
Recode Therapeutics, Inc. — Warrant	9/23/25	0	0.00	0
Seismic Therapeutics, Inc., Series B — Convertible Preferred Stock	8/30/24	1,277,774	4.52	1,274,991
Spectrum Pharmaceuticals, Inc. CVR — Common Stock	8/2/23	2,790	0.00	0
26	abrdn Life Sciences Investors

Notes to  Financial Statements  (continued)
September 30, 2025

Security	Acquisition Date	Cost	Carrying Value per Unit	Value
Third Arc Bio, Inc., Series A — Convertible Preferred Stock	7/15/24, 4/24/25	$1,703,027	$2.10	$1,700,000
Willow Laboratories, Inc. — Common Stock	3/31/98	0	0.00	13
Total		$49,914,569		$48,878,202
8.  Portfolio Investment Risks
a.  Concentration Risk:
The Fund’s portfolio may be more sensitive to, and possibly more adversely affected by, regulatory, economic or political factors or trends relating to the healthcare industries than a portfolio of companies representing a larger number of industries. This risk is in addition to the risks normally associated with any strategy seeking capital appreciation by investing in a portfolio of equity securities. As a result of its concentration policy, the Fund’s investments may be subject to greater risk than a fund that has securities representing a broader range of investments and may cause the value of the Fund’s shares to fluctuate significantly over relatively short periods of time.
b.  Derivatives Risk (including Options):
Derivatives are speculative and may hurt the Fund’s performance. The potential benefits to be derived from the Fund’s options strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate.
c.  Equity Securities Risk:
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry) or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common shareholders' claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.
d.  Key Personnel Risk:
There may be only a limited number of securities professionals who have comparable experience to that of the Fund’s existing portfolio management team in the area of healthcare companies. If one or more of the team members dies, resigns, retires or is otherwise unable to act on behalf of the Investment Adviser, there can be no assurance that a suitable replacement could be found immediately.
e.  Restricted Securities and Valuation Risk:
Some of the Fund’s investments are subject to restrictions on resale and generally have no established trading market or are otherwise illiquid with little or no trading activity. The valuation process requires an analysis of various factors. The Fund’s fair value methodology includes the examination of, among other things, (i) the existence of any contractual restrictions on the disposition of the securities; (ii) information obtained from the issuer which may include an analysis of the company’s financial statements, the company’s products or intended markets, or the company’s technologies; and (iii) the price of a security sold at arm’s length in an issuer’s subsequent completed round of financing. As there is typically no readily available market value for some of the Restricted Securities in the Fund’s portfolio, such Restricted Securities in the Fund’s portfolio are valued at fair value as determined in good faith by or under the direction of the Board pursuant to the Fund’s valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments determined in good faith by the Board may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.
f.  Risks Associated with the Fund’s Option Strategy:
The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its option strategy. There are several risks associated with transactions in options on securities used in connection with the Fund's option strategy. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
As the writer of a call option covered with a security held by the Fund, the Fund forgoes, during the option's life, the opportunities to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but retains the risk of loss should the price of the underlying security

abrdn Life Sciences Investors	27

Notes to  Financial Statements  (continued)
September 30, 2025

decline. As the Fund writes such covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. To the extent the Fund writes call options that are not fully covered by securities in its portfolio (such as calls on an index or sector), it will lose money if the portion of the security or securities underlying the option that is not covered by securities in the Fund's portfolio appreciate in value above the exercise price of the option by an amount that exceeds the premium received on the option plus the exercise price of the option. The amount of this loss theoretically could be unlimited. The writer of an option has no control over the time when it may be required to fulfill its obligations as a writer of the option.
When the Fund writes put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund's potential gain as the writer of a covered put option is limited to the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.
g.  Sector Risk:
To the extent that the Fund has a significant portion of its assets invested in securities conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Biotechnology Industry Risk. The success of biotechnology companies is highly dependent on the development, procurement and/or marketing of drugs. The values of biotechnology companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of biotechnology companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights. The research and other costs associated with developing or procuring new drugs, products or technologies and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable. There can be no assurance that those efforts or costs will result in the development of a profitable drug, product or technology.
The biotechnology sector is also subject to rapid and significant technological change and competitive forces that may make drugs, products or technologies obsolete or make it difficult to raise prices and, in fact, may result in price discounting. Companies in the biotechnology sector may also be subject to expenses and losses from extensive litigation based on intellectual property, product liability and similar claims. Companies in the biotechnology sector may be adversely affected by government regulation and changes in reimbursement rates. Healthcare providers, principally hospitals, that transact with companies in the biotechnology industry, often rely on third party payors, such as Medicare, Medicaid, private health insurance plans and health maintenance organizations to reimburse all or a portion of the cost of healthcare related products or services. Biotechnology companies will continue to be affected by the efforts of governments and third-party payors to contain or reduce health care costs.
Pharmaceutical Sector Risk. The success of companies in the pharmaceutical sector is highly dependent on the development, procurement and marketing of drugs. The values of pharmaceutical companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of pharmaceutical companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights. The research and other costs associated with developing or procuring new drugs and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable. There can be no assurance that those efforts or costs will result in the development of a profitable drug.
The pharmaceutical sector is also subject to rapid and significant technological change and competitive forces that may make drugs obsolete or make it difficult to raise prices and, in fact, may result in price discounting. Companies in the pharmaceutical sector may also be subject to expenses and losses from extensive litigation based on intellectual property, product liability and similar claims. Companies in the pharmaceutical sector may be adversely affected by government regulation and changes in reimbursement rates. The ability of many pharmaceutical companies to commercialize and monetize current and any future products depends in part on the extent to which reimbursement for the cost of such products and related treatments are available from third-party payors, such as Medicare, Medicaid, private health insurance plans and health maintenance organizations.
Managed Care Sector Risk. Companies in the managed care sector often assume the risk of both medical and administrative costs for their customers in return for monthly premiums. The profitability of these products depends in large part on the ability of such companies to predict, price for, and effectively manage medical costs. Managed care companies base the premiums they charge and their Medicare bids on estimates of future medical costs over the fixed contract period; however, many factors may cause actual costs to exceed what was estimated and reflected in premiums or bids.

28	abrdn Life Sciences Investors

Notes to  Financial Statements  (continued)
September 30, 2025

Managed care companies are regulated at the federal, state, local and international levels. The evolution of the ACA and other regulatory reforms could materially and adversely affect the manner in which U.S. managed care companies conduct business and their results of operations, financial position and cash flows. New laws or regulations could drive substantial change to the way healthcare products and services are currently delivered and paid for in the United States. A transformative overhaul of the U.S. healthcare system could impact the financial viability of managed care companies in which the Fund may invest.
Life Science and Tools Industry Risk.  Life science industries are characterized by limited product focus, rapidly changing technology, extensive government regulation, and intense competition.  In particular, technological advances can render an existing product, which may account for a disproportionate share of a company’s revenue, obsolete. Extensive regulation can delay cause delays in product development, which may disadvantage a company in an intensely competitive environment. These various factors may result in abrupt advances and declines in the securities prices of particular companies, and, in some cases, may have a broad effect on the prices of securities of companies in particular life science industries.
Healthcare Technology Sector Risk. Companies in the healthcare technology sector may incur substantial cost related to product-related liabilities, interruptions at their data centers or client support facilities, claims for infringement or misappropriation of intellectual property rights of others, or infringement or misappropriation of their intellectual property.  Each of these may adversely impact the prices of securities of companies in the healthcare technology sector.
Additionally, the success of healthcare technology companies depends upon the recruitment and retention of key personnel. The failure to attract and retain qualified personnel could have a material adverse effect on healthcare technology companies’ prospects for long-term growth.
Healthcare Services Sector Risk. The operations of healthcare services companies are subject to extensive federal, state and local government regulations. A violation or departure from any of these legal requirements may result in government audits, lower reimbursements, significant fines and penalties, the potential loss of certification, recoupment efforts or voluntary repayments. If healthcare services companies fail to adhere to all of the complex government regulations that apply to their businesses, such companies could suffer severe consequences that would substantially reduce revenues, earnings, cash flows and stock prices.
A substantial percentage of a healthcare services company’s service revenues may be generated from patients who have state Medicaid or other non-Medicare government-based programs, such as coverage through the Department of Veterans Affairs (“VA”), as their primary coverage. As state governments and other governmental organizations face increasing budgetary pressure, healthcare services companies may in turn face reductions in payment rates, delays in the receipt of payments, limitations on enrollee eligibility or other changes to the applicable programs.
Healthcare Supplies Sector Risk. If healthcare supplies companies are unable to successfully expand their product lines through internal research and development and acquisitions or are unable to successfully grow their business through marketing partnerships, their business may be materially and adversely affected.
Quality is extremely important to healthcare supplies companies and their customers due to the serious and costly consequences of product failure. Quality certifications are critical to the marketing success of their products and services. If a healthcare supplies company fails to meet these standards or fails to adapt to evolving standards, its reputation could be damaged, it could lose customers, and its revenue and results of operations could decline.
Healthcare Facilities Sector Risk. A healthcare facility’s ability to negotiate favorable contracts significantly affects the revenues and operating results of such healthcare facilities. If a healthcare facility is unable to enter into and maintain managed care contractual arrangements on acceptable terms, if it experiences material reductions in the contracted rates received from managed care payers, or if it has difficulty collecting from managed care payers, its results of operations could be adversely affected.
Further changes in the Medicare and Medicaid programs or other government health care programs could have an adverse effect on a healthcare facility’s business. In addition to the changes affected by the ACA, the Medicare and Medicaid programs are subject to other regulatory changes which could materially increase or decrease payments from government programs in the future, as well as affect the cost of providing services to patients and the timing of payments to facilities, which could in turn adversely affect a healthcare facility’s overall business, financial condition, results of operations or cashflows.
Healthcare Equipment Sector Risk. The medical device markets are highly competitive and characterized by rapid change, which may affect a company’s ability to be competitive. They are also rigorously regulated and it is anticipated that governmental authorities will continue to scrutinize this industry closely, and that additional regulation may increase compliance and legal costs, exposure to    litigation, and other adverse effects to operations.
Healthcare equipment companies are substantially dependent on patent and other proprietary rights and failing to protect such rights or to be successful in litigation related to such rights may negatively impact the ability of healthcare equipment companies to sell current or future products.  Quality problems with the processes, goods and

abrdn Life Sciences Investors	29

Notes to  Financial Statements  (continued)
September 30, 2025

services of a healthcare equipment company could harm the company’s reputation for producing high-quality products and erode its competitive advantage, sales and market share. Quality certifications are critical to the marketing success of goods and services. If a healthcare equipment company fails to meet these standards, its reputation could be damaged, it could lose customers, and its revenue and results of operations could decline.
Healthcare Distributors Sector Risk. Companies in the healthcare distribution sector operate in markets that are highly competitive and in an industry that is highly regulated and often subject to legal proceedings. Due to the nature of the business of healthcare distribution companies, each of the above may have an adverse impact on the securities prices of companies in the healthcare distribution sector.
Healthcare distribution companies depend on the availability of various components, compounds, raw materials and energy supplied by others for their operations. Any of these supplier relationships could be interrupted due to events beyond the control of such companies, including pandemics, epidemics or natural disasters, or could be terminated. A sustained supply interruption could have an adverse effect on business.
h.  Valuation Risk:
The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
i.  Venture Capital Investments Risk:
The Fund may occasionally invest in venture capital opportunities. While these securities offer the opportunity for significant capital gains, such investments also involve a degree of risk that can result in substantial losses. Some of the venture capital opportunities in which the Fund may invest are expected to be companies that are in a “start-up” stage of development, have little or no operating history, operate at a loss or with substantial variations in operating results from period to period, have limited products, markets, financial resources or management depth, or have the need for substantial additional “follow-on” capital to support expansion or to achieve or maintain a competitive position. Such additional investments may dilute the interests of prior investors, such as the Fund. Some of these companies may be emerging companies at the research and development stage with no marketable or approved products or technology. There can be no assurance that securities of start-up or emerging growth companies will, in the future, yield returns commensurate with their associated risks.
These investments, which are considered Restricted Securities, will be made primarily in convertible preferred stock. The Fund may also purchase non-convertible debt securities in connection with its venture capital investments, and otherwise when the Investment Adviser believes that such investments would be consistent with the Fund’s investment objective. While these debt investments typically will not be rated, the Investment Adviser believes that, in light of the risk characteristics associated with investments in emerging growth companies, if such investments were to be compared with investments rated by S&P or Moody’s, they may be rated as low as “C” in the rating categories established by S&P and Moody’s. Such securities are commonly referred to as “junk bonds” and are considered, on balance, as predominantly speculative.
9.  Contingencies
In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

10.  Tax Information
The U.S. federal income tax basis of the Fund's investments (including derivatives, if applicable) and the net unrealized appreciation as of September 30, 2025, were as follows:
Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$447,094,789	$162,149,564	$(95,558,466)	$66,591,098
30	abrdn Life Sciences Investors

Notes to  Financial Statements  (continued)
September 30, 2025

The tax character of distributions paid during the fiscal years ended September 30, 2025 and September 30, 2024 was as follows:
	September 30, 2025	September 30, 2024
Distributions paid from:
Ordinary Income	$49,327,891	$18,919,190
Net Long-Term Capital Gains	2,790,714	20,767,544
Return of Capital	-	5,606,991
Total tax character of distributions	$52,118,605	$45,293,725
Amounts listed as “–” are $0 or round to $0.
As of September 30, 2025, the components of accumulated earnings on a tax basis were as follows:
Undistributed Ordinary Income	$10,816,469
Undistributed Long-Term Capital Gains	-
Total undistributed earnings	$10,816,469
Accumulated Capital and Other Losses	$(7,930)
Capital loss carryforward	$-*
Other currency gains	-
Other Temporary Differences	-
Unrealized Appreciation/(Depreciation)	66,795,693**
Total accumulated earnings/(losses) – net	$77,604,232
Amounts listed as “–” are $0 or round to $0.
*	During the fiscal year ended September 30, 2025, the Fund did not utilize a capital loss carryforward.
**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between the tax deferral of wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and Milestone installment sale adjustments.
11.  Segment Reporting
In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures ("ASU 2023-07"). Adoption of the new standard impacted disclosures only and did not affect the Fund’s financial position nor the results of its operations. Operating segments are components of a public entity that engage in business activities from which it may recognize revenues and incur expenses, have discrete financial information available, and have their operating results regularly reviewed by the public entity’s chief operating decision maker (“CODM”) when assessing segment performance and making decisions about segment resources. The Chief Financial Officer of the Fund acts as the Fund’s CODM. The CODM monitors the operating results of the Fund as a whole, and the Fund’s asset allocation is managed in accordance with its Prospectus. The Fund operates as a single operating and reporting segment pursuant to its investment objective and principal investment strategy. The Fund’s portfolio composition, total returns, expense ratios and changes in net assets used by the CODM to assess segment performance and make resource allocations are consistent with the information presented within the Fund's financial statements. Segment assets are reflected on the Fund’s Statement of Assets and Liabilities as “Total Assets” and significant segment expenses are listed on the Statement of Operations.
12.  Recent Accounting Pronouncements
In December 2023, the FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. ASU 2023-09 is effective for annual periods beginning after December 15, 2024, and early adoption is permitted. Fund Management is evaluating the impacts of these changes on the Fund’s financial statements.

abrdn Life Sciences Investors	31

Notes to  Financial Statements  (concluded)
September 30, 2025

13.  Subsequent Events
Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.
Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of September 30, 2025, other than as noted below.
On November 11, 2025, the Fund announced that it will pay on January 12, 2026, a stock distribution of US $0.50 per share to all shareholders of record as of November 21, 2025.

32	abrdn Life Sciences Investors

Report of Independent Registered Public Accounting Firm

To the  Shareholders and Board of Trustees
abrdn Life Sciences Investors:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of abrdn Life Sciences Investors (the Fund), including the portfolio of investments, as of September 30, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the three-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for each of the years in the two-year period ended September 30, 2022 were audited by other independent registered public accountants whose report, dated November 21, 2022, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian, respective portfolio company, and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more abrdn investment companies since 2009.
Columbus, Ohio
November 28, 2025
abrdn Life Sciences Investors	33

Federal Tax Information: Dividends and Distributions  (Unaudited)

Designation Requirements
Of the distributions paid by the Fund from ordinary income for the year ended September 30, 2025, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.
Dividends Received Deduction 2.44%
Qualified Dividend Income 2.61%
$2,790,714 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%..
The above amounts are based on the best available information at this time. In early 2026, the Fund will notify applicable shareholders of final amounts for use in preparing 2025 U.S. federal income tax forms.
34	abrdn Life Sciences Investors

Supplemental Information (Unaudited)

Results of Annual Meeting of Shareholders
The Annual Meeting of Shareholders was held on May 28, 2025. The description of each proposal and number of shares voted at the meeting are as follows:
To elect two Class C Trustees to the Board of Trustees:
	Votes For	Votes Against/ Withheld
Rose DiMartino	16,018,555	3,906,874
Todd Reit	16,041,001	3,884,428
Summary of Board Considerations in Approving the Investment Advisory Agreement
At a regularly scheduled meeting (the “Meeting”) of the Board of Directors (the “Board”) of abrdn Life Sciences Investors (“HQL” or the “Fund”) held on June 10, 2025, the Board, including those Directors (the “Independent Directors”) who are not “interested persons” (as that term is defined in the  Investment Company Act of 1940, (the “1940 Act”)) of the Fund, approved the continuation of the investment advisory agreement (the “Advisory Agreement”) between abrdn Inc. (the “Adviser”) and the Fund. In connection with their consideration of whether to approve the continuation of the Advisory Agreement, the Board members received and reviewed a variety of information provided by the Adviser relating to the Fund, the Advisory Agreement, and the Adviser. The information provided to the Board members included (but was not limited to): comparative performance, fee and expense information (as well as information on the limitations of such comparable data) of a peer group of funds based on the Fund’s Morningstar Category (the “Peer Funds”), as selected by Institutional Shareholder Services Inc. (“ISS”), an independent third-party provider of investment company data and other performance information. The Peer Funds presented for fee and expense data comparison consisted of a sub-set of the Morningstar Category as determined independently by ISS, and the Peer Funds presented for the performance data comparison consisted of the Fund’s Morningstar category, as determined by ISS. The Board also received information regarding relevant benchmark indices and information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement.
The materials provided to the Board generally included, among other items: (i) information on the investment performance of the Fund, the performance of the Peer Funds, comparable funds, if any, and the Fund’s performance benchmark; (ii) reports prepared by the Adviser in response to requests submitted by the Independent Directors’ independent legal counsel on behalf of such Directors; (iii) information on the Fund’s management fee and other expenses, including information comparing the Fund’s expenses to the Peer Funds, comparable funds, if any, and information about applicable fee “breakpoints” in the Fund’s fee structure and expense limitations, if any; (iv) information regarding the Adviser’s revenues and costs of providing services to the funds and any compensation paid to affiliates of the Adviser; and (v) a memorandum from the Independent Directors’ independent legal counsel on the responsibilities of the Board in considering the approval of the investment advisory arrangement under the 1940 Act and Massachusetts law.
The Independent Directors met with representatives of the Adviser and separately in executive session with independent legal counsel on June 10, 2025 to discuss the continuation of the Advisory Agreement. The Independent Directors also met with representatives of the Adviser and separately in executive session with independent legal counsel on May 29, 2025 to discuss the materials provided to the Board by the Adviser in response to a request for information sent to them by the Independent Directors’ independent legal counsel.
In evaluating whether to renew the Advisory Agreement for the Fund, the Board considered numerous factors, including: (i) the nature, extent and quality of services provided to the Fund by the Adviser under the Advisory Agreement; (ii) the costs of services provided to the Fund and the profits realized by the Adviser (and its affiliates) from its relationship with the Fund; (iii) the Fund’s total expense ratio as well as the management fee paid by the Fund pursuant to the Advisory Agreement relative to the total expense ratios of and the management fees charged to the Peer Funds and comparable accounts, if any; (iv) the investment performance of the Fund relative to that of its benchmark index as well as the performance of the Peer Funds and comparable funds, if any; (v) any additional benefits (such as soft dollars, if any) received by the Adviser or its affiliates; (vi) the extent to which economies of scale are being realized by shareholders and will be realized as the Fund’s assets increase; (vii) the Adviser’s compliance program; and (viii) any other considerations deemed relevant by the Board. The Independent Directors also discussed the Advisory Agreement in an executive session with independent legal counsel at which no representatives of the Adviser were present.  No single factor reviewed by the Board was identified as the principal factor in determining whether to renew the Advisory Agreement, and individual Directors may have given different weight to various factors.
The discussion immediately below outlines in greater detail certain of the materials and information presented to the Board by the Adviser in connection with the Board’s consideration and approval of the continuation of the Advisory Agreement, and the conclusions made by the Board at the Meeting when determining to renew the Advisory Agreement.
abrdn Life Sciences Investors	35

Supplemental Information (Unaudited)  (continued)

The Nature, Extent and Quality of Services Provided to the Fund Under the Advisory Agreement
The Directors considered the nature, extent and quality of services provided by the Adviser to the Fund. They reviewed information about the resources dedicated to the Fund by the Adviser and its affiliates. Among other things, the Board reviewed and discussed the background and experience of the Adviser’s senior management personnel who serviced the Fund and the qualifications, background and responsibilities of the portfolio managers primarily responsible for providing day-to-day portfolio management services for the Fund. The Directors also considered the financial condition of the Adviser and the Adviser’s ability to provide quality service to the Fund. Management representatives reported to the Board and responded to questions on, among other things, the Adviser’s business plans and any current or proposed organizational changes. The Directors also took into account the Adviser’s experience as an asset manager and considered information regarding the Adviser’s compliance with applicable laws and Securities and Exchange Commission (“SEC”) and other regulatory agency inquiries or audits of the Fund, the Adviser and/or its affiliates. The Board considered reports from the Adviser on its risk management processes. The Board noted that it received information on a regular basis from the Fund’s Chief Compliance Officer regarding the Adviser’s compliance policies and procedures and information concerning the Adviser’s brokerage policies and practices. The Directors also noted that the Adviser had provided information and periodic reporting, including updates on the management of the Fund and the quality of performance, and had discussed these matters with the Directors at meetings held regularly throughout the preceding year.
Based on the totality of the information considered, the Board concluded that the nature, extent and quality of the Adviser’s services provided to the Fund were of high quality, and that the Adviser has provided and could reasonably be expected to continue to provide these services on an ongoing basis based on its experience, operations and resources.
The Costs of Services Provided and Profits Realized by the Adviser and its Affiliates from their Relationships with the Fund
The Board reviewed information compiled by ISS that compared the Fund’s effective annual management fee rate with the fees paid by its Peer Funds. The Board reviewed with management the effective annual management fee paid by the Fund to the Adviser for investment management services. The Board considered the Fund’s management fee structure. The Directors also considered information from management about the fees charged by the Adviser to other clients investing primarily in an asset class similar to that of the Fund. The Board considered the fee comparisons in light of the differences in resources and costs required to manage the different types of accounts. In evaluating the Fund’s management fees, the Board took into account the regulatory regimes, fund structure, level of services, complexity and quality of the investment management of the Fund.
In addition to the foregoing, the Board considered the Fund’s fees and expenses relative to the fees and expenses of the Peer Funds, as well as information on the limitations of such comparable data given differences between the Fund and the Peer Funds presented. This information showed that the Fund’s net management fee and total net expenses, exclusive of investment-related expenses, were above the median of the Peer Funds. The Board noted that the Fund has the ability to utilize leverage and that the Adviser oversees opportunities for leverage, as well as the Fund’s structure, including any discount to the Fund’s net asset value during market trading. The Board also reviewed the profitability of the investment advisory relationship with the Fund to the Adviser. The Board concluded that the Fund’s fees and expenses, as well as the Investment Adviser’s profitability, were reasonable in light of the nature, extent and quality of services provided.
Investment Performance of the Fund
The Board received and reviewed with the Fund’s management, among other performance data, information that compared the Fund’s return over the one-year period to the Peer Funds and discussed this information and other related performance data with the Adviser. In addition, the Board received and reviewed information regarding the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark. The Board also considered information about the Fund’s discount/premium ranking relative to its Peer Funds and the Adviser’s discussion of the Fund’s performance. The Directors noted that the Fund underperformed the average of the Peer Funds and the benchmark for the 1-year period ended March 31, 2025. The Board noted that the Adviser began managing the strategy in October 2023, and that prior performance is attributed to another adviser. The Board considered the Adviser’s discussion of Fund performance relative to the benchmark and the Peer Funds, including distinguishing features between the benchmark and the Funds and that the Peer Funds have varying investment objectives, strategies and policies, as well as varying exposures to the healthcare sector which limits the comparability of Peer Fund performance to the Fund. The Board also considered the Adviser’s plans for the Fund, among other factors, in determining to continue the Advisory Agreement.
Direct and Indirect Benefits
The Board then considered whether or the extent to which the Adviser derives any direct, ancillary or indirect benefits, such as reputational benefits, that could accrue to the Adviser from the Fund’s operations as a result of the Adviser’s relationship with the Fund. The Board recognized the services provided to the Fund by affiliates of the Adviser and the related compensation paid by the Fund for those services. Based on the totality of the information considered, the Board concluded that any benefits accruing to the Adviser by virtue of its relationship with the Fund appeared to be reasonable.
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Supplemental Information (Unaudited)  (concluded)

Economies of Scale
The Board next considered management’s discussion of the Fund’s management fee structure and determined that the management fee structure was reasonable and reflected the sharing of economies of scale between the Fund and the Adviser as the Fund’s assets increased. The Board based its determination on various factors, including how the Fund’s management fee compared relative to the Peer Funds at higher asset levels and that the breakpoints in the Fund’s Advisory Agreement would adjust the management fee rate downward to reflect anticipated economies of scale in the event of asset increases, if applicable. The Board also considered that the Fund had an expense limitation agreement in place until October 27, 2025, pursuant to which the Adviser agreed to waive a portion of its management fee and/or reimburse certain expenses as a means of limiting the Fund’s total annual operating expenses. The Board concluded the economies of scale shared with the Fund were reasonable.
* * *
Based on the Board’s deliberations and its evaluation of the information described above and other factors and information the Directors deemed relevant in the exercise of their individual reasonable business judgment, the Board, including the Independent Directors, with the assistance of fund counsel and independent legal counsel to the Independent Directors, unanimously determined that the fees charged pursuant to the Advisory Agreement were fair and reasonable and approved the continuation of the Advisory Agreement.
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Additional Information Regarding the Fund (Unaudited)

RECENT CHANGES
The following information is a summary of certain changes during the fiscal year ended September 30, 2025. This information may not reflect all of the changes that have occurred since you purchased the Fund.
During the applicable period, there have been: (i) no material changes to the Fund’s investment objective and policies that constitute its principal portfolio emphasis that have not been approved by the Fund’s shareholders (the “Shareholders”), (ii) no material changes to the Fund’s principal risks, (iii) no changes to the persons primarily responsible for day-to-day management of the Fund; and (iv) no changes to the Fund’s charter or by-laws that would delay or prevent a change of control that have not been approved by Shareholders.
INVESTMENT OBJECTIVE, STRATEGIES AND POLICIES
The Fund’s investment objective is to seek long-term capital appreciation by investing primarily in securities of life sciences companies. The Fund’s investment objective is a fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the outstanding shares (as that term is defined in Section 2(a)(42) of the Investment Company Act of 1940, as amended (the “Investment Company Act”)).
In an effort to achieve its investment objective, the Fund will invest primarily in equity and related securities (including securities subject to legal or contractual restrictions on resale) of U.S. and foreign companies principally engaged in the development, production or distribution of products or services related to scientific advances in life sciences (including biotechnology, pharmaceuticals, diagnostics, managed healthcare and medical equipment, hospitals, healthcare information technology and services, devices, supplies and other healthcare-related subsectors), agriculture and environmental management ("Life Sciences Companies").  The Fund invests primarily in Life Sciences Companies that are generally believed by the Investment Adviser to have significant potential for above-average, long-term growth in revenues and earnings. The Investment Adviser expects that such companies generally will possess some or all of the following characteristics, in the Investment Adviser’s judgment: current or anticipated strong market position for their services or products, experienced business management, recognized technological expertise and the ability either to generate funds internally to finance growth or to secure outside sources of capital. For companies with earnings, the Investment Adviser generally will attempt to invest in securities that sell at price-earnings ratios or at multiples of underlying asset or potential values which, have upside potential.
The Fund may invest in securities of emerging growth Life Sciences Companies which may offer limited products or services or which are at the research and development stage with no marketable or approved products or technologies. The Fund also may invest in securities of large, well-known companies with existing products in the life sciences industries that are believed by the Investment Adviser to be undervalued in relation to their long-term growth potential or asset value. The Fund also may invest up to 40% of its net assets in venture capital and other securities that are subject to legal or contractual restrictions on resale (“Restricted Securities”). The Fund also may invest up to 20% of its net assets in securities of foreign issuers, expected to be located primarily in Western Europe, Canada and Japan, and securities of U.S. issuers traded in foreign markets (“Foreign Securities”). The Fund may buy and sell currencies for the purpose of settlement of transactions in Foreign Securities. Under normal market conditions, the Fund expects to invest at least 80% of its net assets in securities of Life Sciences Companies. This policy may not be changed without 60 days’ prior notice to Shareholders. The Fund is required, except for temporary defensive purposes, to invest at least 25% of its net assets in such companies. For purposes of satisfying the foregoing requirements, a company will be deemed to be a Life Sciences Company if, at the time the Fund makes an investment therein, 50% or more of such company’s sales, earnings efforts or assets arise from or are dedicated to, or are expected to arise from or be dedicated to, the application of scientific advances related to healthcare, agriculture or environmental management, as the case may be. Determinations as to whether a company is a Life Sciences Company will be made by the Investment Adviser in its discretion.
The equity and related securities in which the Fund may invest consist of common stock of life sciences companies and, to a lesser extent, of preferred stock, convertible debt, limited partnership interests and warrants or other rights to acquire common or preferred stocks of such companies. The Fund’s investments in venture capital opportunities, which are considered Restricted Securities, will be made primarily in convertible preferred stock. The Fund may also purchase non-convertible debt securities in connection with its venture capital investments, and otherwise when the Investment Adviser believes that such investments would be consistent with the Fund’s investment objective. While these debt investments typically will not be rated, the Investment Adviser believes that, in light of the risk characteristics associated with investments in emerging growth companies (see “Risk Factors”), if such investments were to be compared with investments rated by S&P Global Ratings ("S&P") or Moody’s, they may be rated as low as “C” in the rating categories established by S&P and Moody’s. Such securities are commonly referred to as “junk bonds” and are considered, on balance, as predominantly speculative.
Put or Call Options
The Fund may purchase and sell (or write) put or call options on any security in which it is permitted to invest or on any index of securities or other index, the change in value of which has a high degree of

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correlation with the changes in value of the Fund’s portfolio securities,and may purchase and sell (or write) on a covered basis financial futures contracts and options on such futures.
RISK FACTORS
Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Investors should consider the following Risk Factors and special considerations associated with investing in the Fund’s shares.
Portfolio Market Risk. The Fund is subject to market risk—the possibility that the prices of equity securities will decline over short or extended periods of time. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market, or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition. As a result, the value of an investment in the Fund’s shares will fluctuate with the market. You could lose some or all of your investment over short or long periods of time.
Political and economic news can influence market-wide trends and can cause disruptions int he U.S. or world financial markets. Other factors may be ignored by the market as a whole but may cause movements in the price of one company’s stock or the stock of companies in one or more industries. All of these factors may have a greater impact on initial public offerings and emerging company shares.
Market Disruption and Geopolitical Risk. The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural/ environmental disasters, pandemics, epidemics, cyber-attacks, terrorism, armed conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events, such as terrorist attacks around the world, natural/environmental disasters-, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. A disruption of financial markets or other terrorist attacks could adversely affect Fund service providers and/or the Fund’s operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the shares. The Fund cannot predict the effects or likelihood of similar events in the future on the U.S. and world economies, the value of the shares or the NAV of the Fund.
Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics such as COVID-19, avian influenza or HINI/09), terrorism, actual or threatened wars or other armed conflicts (such as the Russia/Ukraine war and Middle East conflicts), may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. These impacts could negatively affect the Fund’s investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed, complying with such restrictions may prevent the Fund from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Fund’s ability to achieve its investment objective, prevent the Fund from receiving payments otherwise due it, increase diligence and other similar costs to the Fund, render valuation of affected investments challenging, or require the Fund to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if these types of events persist for an extended period of time. These types of events, could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Investment Adviser’s investments advisory activities and services of other service providers, which in turn could adversely affect the Fund’s investments and other operations. The value of the Fund’s investments impact the operations and effectiveness of the

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Investment Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory or other activities on behalf the Fund.
Systemic risk events and/or resulting government actions in the financial markets can negatively impact the Fund, for example, through less credit being available to issuers or uncertainty regarding safety of deposits at other institutions. These risks also may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms, and exchanges, with which the Fund interacts.
Market Events Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the US Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, imposition of sanctions and other measures, trading and tariff arrangements, actual or threatened war or armed conflicts, terrorism, social unrest, natural or environmental disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may be negatively affected. In addition, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) or similar issues could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund's investments. The impact of the recent U.S. elections on such policies remains uncertain and policies supported by the new administration (or the reversal of policies supported by the previous administration) could impact U.S. interest rates or inflation or otherwise impact the Fund.
Security Market Risk - Discount to NAV. Shares of closed-end investment companies frequently trade at a discount from NAV. The risk that the Fund’s common shares may trade at a discount is separate from the risk of a decline in the Fund’s NAV as a result of investment activities.
Whether shareholders will realize a gain or loss for federal income tax purposes upon the sale of their common shares depends upon whether the market value of the common shares at the time of sale is above or below the shareholder’s basis in such common shares, taking into account transaction costs, and it is not directly dependent upon the Fund’s NAV. Because the market price of the Fund’s common shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the Fund’s control, the Fund cannot predict whether its common shares will trade at, below or above the NAV, or at, below or above the public offering price for the Fund’s common shares.
Non-Diversification Risk. The Fund is non-diversified, meaning that the Fund is permitted to invest more of its assets in fewer issuers than “diversified” funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
Selection Risk. Different types of equity securities tend to shift into and out of favor with investors, depending on market and economic conditions. The performance of funds that invest in equity securities of life sciences companies may at times be better or worse than the performance of funds that focus on other types of securities or that have a broader investment style.
Concentration in the Life Sciences Industries. Under normal market conditions, the Fund expects to invest at least 80% of its net assets in securities of Life Sciences Companies. This policy may not be changed without 60 days’ prior written notice to Shareholders. The Fund will not have less than 25% of its net assets invested in Life Sciences Companies. As a result, the Fund’s portfolio may be more sensitive to, and possibly more adversely affected by,regulatory, economic or political factors or trends relating to the life sciences industries than a portfolio of companies representing a larger number of industries. As a result of its concentration policy, the Fund’s investments may be subject to greater risk and market fluctuation than a fund that has securities representing a broader range of investments.
Life sciences companies have in the past been characterized by limited product focus, rapidly changing technology and extensive government regulation. In particular, technological advances can render an existing product, which may account for a disproportionate share of a company’s revenue, obsolete. Obtaining governmental approval from agencies such as the Food and Drug Administration (the “FDA”), U.S. Department of Agriculture and other U.S. and non-U.S. governmental agencies for new products can be lengthy, expensive and uncertain as to outcome. Such delays in product development may result in the need to seek additional capital, potentially diluting the interests of existing investors such as the Fund. In addition, governmental agencies may, for a variety of reasons, restrict the release of certain innovative technologies of commercial significance, such as genetically altered material. These various factors may result in abrupt advances and declines in the

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securities prices of particular companies and, in some cases, may have a broad effect on the prices of securities of companies in particular life sciences industries.
Intense competition exists within and among certain life sciences industries, including competition to obtain and sustain proprietary technology protection. Life sciences companies can be highly dependent on the strength of patents, trademarks and other intellectual property rights for maintenance of profit margins and market share. Accordingly, such companies may be significantly affected by such things as the expiration of patents or the loss of , or the inability to enforce, intellectual property rights. The complex nature of the technologies involved can lead to patent disputes, including litigation that could result in a company losing an exclusive right to a patent. Competitors of life sciences companies may have substantially greater financial resources, more extensive development, manufacturing, marketing and service capabilities, and a larger number of qualified managerial and technical personnel. Such competitors may succeed in developing technologies and products that are more effective or less costly than any that may be developed by life sciences companies in which the Fund invests and may also prove to be more successful in production and marketing. Competition may increase further as a result of potential advances in health services and medical technology and greater availability of capital for investment in these fields.
With respect to healthcare industries, cost containment measures already implemented by national governments, state or provincial governments, international organizations and the private sector have adversely affected certain sectors of these industries. Increased emphasis on managed care in the United States may put pressure on the price and usage of products sold by life sciences companies in which the Fund may invest and may adversely affect the sales and revenues of life sciences companies.
Product development efforts by life sciences companies may not result in commercial products for many reasons, including, but not limited to, failure to achieve acceptable clinical trial results, limited effectiveness in treating the specified condition or illness, harmful side effects, failure to obtain regulatory approval, and high manufacturing costs. Even after a product is commercially released, governmental agencies may require additional clinical trials or change the labeling requirements for products if additional product side effects are identified, which could have a material adverse effect on the market price of the securities of those life sciences companies.
Certain life sciences companies in which the Fund may invest may be exposed to potential product liability risks that are inherent in the testing, manufacturing, marketing and sale of pharmaceuticals, medical devices or other products. There can be no assurance that a product liability claim would not have a material adverse effect on the business, financial condition or securities prices of a company in which the Fund has invested.
All of these factors as well as others may cause the value of the Fund’s shares to fluctuate significantly over relatively short periods of time.
Pharmaceutical Sector Risk. The success of companies in the pharmaceutical sector is highly dependent on the development, procurement and marketing of drugs. The values of pharmaceutical companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of pharmaceutical companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights.
The research and other costs associated with developing or procuring new drugs and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable. There can be no assurance that those efforts or costs will result in the development of a profitable drug. Pharmaceutical companies may be susceptible to product obsolescence. Many pharmaceutical companies face intense competition from new products and less costly generic products. Moreover, the process for obtaining regulatory approval by the FDA or other governmental regulatory authorities is long and costly and there can be no assurance that the necessary approvals will be obtained or maintained.
The pharmaceutical sector is also subject to rapid and significant technological change and competitive forces that may make drugs obsolete or make it difficult to raise prices and, in fact, may result in price discounting. Companies in the pharmaceutical sector may also be subject to expenses and losses from extensive litigation based on intellectual property,product liability and similar claims. Failure of pharmaceutical companies to comply with applicable laws and regulations can result in the imposition of civil and criminal fines,penalties and, in some instances, exclusion of participation in government sponsored programs such as Medicare and Medicaid.
Companies in the pharmaceutical sector may be adversely affected by government regulation and changes in reimbursement rates. The ability of many pharmaceutical companies to commercialize and monetize current and any future products depends in part on the extent to which reimbursement for the cost of such products and related treatments are available from third party payors, such as Medicare, Medicaid, private health insurance plans and health maintenance organizations. Third-party payors are increasingly challenging the price and cost-effectiveness of many medical products.
Significant uncertainty exists as to the reimbursement status of health care products, and there can be no assurance that adequate

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third-party coverage will be available for pharmaceutical companies to obtain satisfactory price levels for their products.
The international operations of many pharmaceutical companies expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations and other risks inherent to international business. Additionally, a pharmaceutical company’s valuation can often be based largely on the potential or actual performance of a limited number of products. A pharmaceutical company’s valuation can also be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Such companies also may be characterized by thin capitalization and limited markets, financial resources or personnel, as well as dependence on wholesale distributors. The stock prices of companies in the pharmaceutical industry have been and will likely continue to be extremely volatile.
Biotechnology Industry Risk. The success of biotechnology companies is highly dependent on the development, procurement and/or marketing of drugs. The values of biotechnology companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of biotechnology companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights.
The research and other costs associated with developing or procuring new drugs, products or technologies and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable. There can be no assurance that those efforts or costs will result in the development of a profitable drug, product or technology.
Moreover, the process for obtaining regulatory approval by the FDA or other governmental regulatory authorities is long and costly and there can be no assurance that the necessary approvals will be obtained or maintained.
The biotechnology sector is also subject to rapid and significant technological change and competitive forces that may make drugs, products or technologies obsolete or make it difficult to raise prices and, in fact, may result in price discounting. Companies in the biotechnology sector may also be subject to expenses and losses from extensive litigation based on intellectual property, product liability and similar claims. Failure of biotechnology companies to comply with applicable laws and regulations can result in the imposition of civil and/or criminal fines, penalties and, in some instances, exclusion of participation in government sponsored programs such as Medicare and Medicaid.
Companies in the biotechnology sector may be adversely affected by government regulation and changes in reimbursement rates.
Healthcare providers, principally hospitals, that transact with companies in the biotechnology industry, often rely on third party payors, such as Medicare, Medicaid, private health insurance plans and health maintenance organizations to reimburse all or a portion of the cost of healthcare related products or services. Biotechnology companies will continue to be affected by the efforts of governments and third party payors to contain or reduce health care costs. For example, certain foreign markets control pricing or profitability of biotechnology products and technologies. In the United States, there has been,and there will likely continue to be, a number of federal and state proposals to implement similar controls.
A biotechnology company’s valuation could be based on the potential or actual performance of a limited number of products and could be adversely affected if one of its products proves unsafe, ineffective or unprofitable. Such companies may also be characterized by thin capitalization and limited markets, financial resources or personnel. The stock prices of companies involved in the biotechnology sector have been and will likely continue to be extremely volatile.
Managed Care Sector Risk. Companies in the managed care sector often assume the risk of both medical and administrative costs for their customers in return for monthly premiums. The profitability of these products depends in large part on the ability of such companies to predict, price for, and effectively manage medical costs. Managed care companies base the premiums they charge and their Medicare bids on estimates of future medical costs over the fixed contract period; however, many factors may cause actual costs to exceed what was estimated and reflected in premiums or bids. These factors may include medical cost inflation,increased use of services, increased cost of individual services, natural catastrophes or other large-scale medical emergencies, epidemics, the introduction of new or costly treatments and technology, new mandated benefits (such as the expansion of essential benefits coverage) or other regulatory changes and insured population characteristics. Relatively small differences between predicted and actual medical costs or utilization rates as a percentage of revenues can result in significant changes in financial results.
Managed care companies are regulated at the federal, state, local and international levels. Insurance and Health Maintenance Organizations (“HMOs”) subsidiaries must be licensed by and are subject to the regulations of the jurisdictions in which they conduct business. U.S. health plans and insurance companies are also regulated under state insurance holding company regulations, and some of their activities may be subject to other health care-related regulations. The health care industry is also regularly subject to negative publicity, including as a result of governmental investigations, adverse media coverage and political debate surrounding industry regulation. Negative publicity may adversely affect stock price, damage the reputation of managed care companies

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in various markets or foster an increasingly active regulatory environment, which, in turn, could further increase the regulatory burdens under which such companies operate and their costs of doing business.
The evolution of the ACA and other regulatory reforms could materially and adversely affect the manner in which U.S. managed care companies conduct business and their results of operations, financial position and cash flows. The ACA includes guaranteed coverage and expanded benefit requirements, eliminates pre-existing condition exclusions and annual and lifetime maximum limits, restricts the extent to which policies can be rescinded, establishes minimum medical loss ratios, creates a federal premium review process, imposes new requirements on the format and content of communications (such as explanations of benefits) between health insurers and their members, grants to members new and additional appeal rights, and imposes new and significant taxes on health insurers and health care benefits.
New laws or regulations could drive substantial change to the way healthcare products and services are currently delivered and paid for in the United States. Health plans and insurance companies could face meaningful disruption or disintermediation if the U.S. migrates to a single payer healthcare system where the government acts as the sole payer of healthcare services for the entire population. A transformative overhaul of the U.S. healthcare system could impact the financial viability of managed care companies in which the Fund may invest.
Managed care companies contract with physicians, hospitals, pharmaceutical benefit service providers, pharmaceutical manufacturers, and other health care providers for services. Suchcompanies’ results of operations and prospects are substantially dependent on their continued ability to contract for these services at competitive prices. Failure to develop and maintain satisfactory relationships with health care providers, whether in-network or out-of network,could materially and adversely affect business, results of operations, financial position and cash flows.
Life Science and Tools Industry Risk. Life sciences industries are characterized by limited product focus, rapidly changing technology and extensive government regulation. In particular, technological advances can render an existing product, which may account for a disproportionate share of a company’s revenue, obsolete. Obtaining governmental approval from agencies such as the FDA, the U.S. Department of Agriculture and other U.S. and non-U.S. governmental agencies for new products can be lengthy, expensive and uncertain as to outcome. Such delays in product development may result in the need to seek additional capital, potentially diluting the interests of existing investors such as the Fund. In addition,governmental agencies may, for a variety of reasons, restrict the release of certain innovative technologies of commercial significance, such as genetically altered material. These various factors may result in abrupt advances and declines in the securities prices of particular companies and, in some cases, may have a broad effect on the prices of securities of companies in particular life sciences industries.
Intense competition exists within and among certain life sciences industries, including competition to obtain and sustain proprietary technology protection. Life sciences companies can be highly dependent on the strength of patents, trademarks and other intellectual property rights for maintenance of profit margins and market share. Accordingly, such companies may be significantly affected by such things as the expiration of patents or the loss of , or the inability to enforce, intellectual property rights. The complex nature of the technologies involved can lead to patent disputes, including litigation that could result in a company losing an exclusive right to a patent. Competitors of life sciences companies may have substantially greater financial resources, more extensive development, manufacturing, marketing and service capabilities, and a larger number of qualified managerial and technical personnel. Such competitors may succeed in developing technologies and products that are more effective or less costly than any that may be developed by life sciences companies in which the Fund invests and may also prove to be more successful in production and marketing. Competition may increase further as a result of potential advances in health services and medical technology and greater availability of capital for investment in these fields.
With respect to healthcare industries, cost containment measures already implemented by the federal government, state governments and the private sector have adversely affected certain sectors of these industries. Increased emphasis on managed care in the United States may put pressure on the price and usage of products sold by life sciences companies in which the Fund may invest and may adversely affect the sales and revenues of life sciences companies.
Product development efforts by life sciences companies may not result in commercial products for many reasons, including, but not limited to, failure to achieve acceptable clinical trial results, limited effectiveness in treating the specified condition or illness, harmful side effects, failure to obtain regulatory approval, and high manufacturing costs. Even after a product is commercially released, governmental agencies may require additional clinical trials or change the labeling requirements for products if additional product side effects are identified, which could have a material adverse effect on the market price of the securities of those life sciences companies
Certain life sciences companies in which the Fund may invest may be exposed to potential product liability risks that are inherent in the testing, manufacturing, marketing and sale of pharmaceuticals, medical devices or other products. There can be no assurance that a

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product liability claim would not have a material adverse effect on the business, financial condition or securities prices of a company in which the Fund has invested.
Healthcare Technology Sector Risk. Companies in the healthcare technology sector may incur substantial costs related to product-related liabilities. Many of the software solutions,health care devices or services developed by such companies are intended for use in collecting, storing and displaying clinical and health care-related information used in the diagnosis and treatment of patients and in related health care settings such as admissions,billing, etc. The limitations of liability set forth in the companies’ contracts may not be enforceable or may not otherwise protect these companies from liability for damages. Healthcare technology companies may also be subject to claims that are not covered by contract, such as a claim directly by a patient. Although such companies may maintain liability insurance coverage, there can be no assurance that such coverage will cover any particular claim that has been brought or that may be brought in the future, that such coverage will prove to be adequate or that such coverage will continue to remain available on acceptable terms, if at all.
Healthcare technology companies may experience interruption at their data centers or client support facilities. The business of such companies often relies on the secure electronic transmission, data center storage and hosting of sensitive information, including protected health information, financial information and other sensitive information relating to clients,company and workforce. In addition, such companies may perform data center and/or hosting services for certain clients, including the storage of critical patient and administrative data and support services through various client support facilities. If any of these systems are interrupted, damaged or breached by an unforeseen event or actions of a third party,including a cyber-attack, or fail for any extended period of time, it could have a material adverse impact on the results of operations for such companies.
The proprietary technology developed by healthcare technology companies may be subject to claims for infringement or misappropriation of intellectual property rights of others, or maybe infringed or misappropriated by others. Despite protective measures and intellectual property rights, such companies may not be able to adequately protect against theft, copying,reverse-engineering, misappropriation, infringement or unauthorized use or disclosure of their intellectual property, which could have an adverse effect on their competitive position. In addition, these companies are routinely involved in intellectual property infringement or misappropriation claims and it is expected that this activity will continue or even increase as the number of competitors, patents and patent enforcement organizations in the healthcare technology market increases, the functionality of software solutions and services expands, the use of open-source software increases and new markets such as health care device innovation, health care transactions, revenue cycle, population health management and life sciences are entered into. These claims, even if not meritorious, are expensive to defend and are often incapable of prompt resolution.
The success of healthcare technology companies depends upon the recruitment and retention of key personnel. To remain competitive, such companies must attract, motivate and retain highly skilled managerial, sales, marketing, consulting and technical personnel, including executives, consultants, programmers and systems architects skilled in healthcare technology,health care devices, health care transactions, population health management, revenue cycle and life sciences industries and the technical environments in which solutions, devices and services are needed. Competition for such personnel in the healthcare technology sector is intense in both the United States and abroad. The failure to attract additional qualified personnel could have a material adverse effect on healthcare technology companies’ prospects for long-term growth.
Healthcare Services Sector Risk. The operations of healthcare services companies are subject to extensive federal, state and local government regulations, including Medicare and Medicaid payment rules and regulations, federal and state anti-kickback laws, the physician self-referral law (“Stark Law”) and analogous state self-referral prohibition statutes, Federal Acquisition Regulations, the False Claims Act and federal and state laws regarding the collection, use and disclosure of patient health information and the storage, handling and administration of pharmaceuticals. The Medicare and Medicaid reimbursement rules related to claims submission, enrollment and licensing requirements, cost reporting, and payment processes impose complex and extensive requirements upon dialysis providers as well. A violation or departure from any of these legal requirements may result in government audits,lower reimbursements, significant fines and penalties, the potential loss of certification,recoupment efforts or voluntary repayments. If healthcare services companies fail to adhere to all of the complex government regulations that apply to their businesses, such companies could suffer severe consequences that would substantially reduce revenues, earnings, cash flows and stock prices.
A substantial percentage of a healthcare services company’s service revenues may be generated from patients who have state Medicaid or other non-Medicare government-based programs, such as coverage through the Department of Veterans Affairs (“VA”), as their primary coverage. As state governments and other governmental organizations face increasing budgetary pressure, healthcare services companies may in turn face reductions in payment rates, delays in the receipt of payments, limitations on enrollee eligibility or other changes to the applicable programs.

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Additional Information Regarding the Fund (Unaudited)   (continued)

Adverse economic conditions could adversely affect the business and profitability of healthcare services companies. Among other things, the potential decline in federal, non-U.S. government and state revenues that may result from such conditions may create additional pressures to contain or reduce reimbursements for services from Medicare, Medicaid and other government sponsored programs. Increasing job losses or slow improvement in the unemployment rate in the United States and elsewhere as a result of adverse or recent economic conditions may result in a smaller percentage of patients being covered by an employer group health plan and a larger percentage being covered by lower paying Medicare and Medicaid programs. Employers may also select more restrictive commercial plans with lower reimbursement rates. To the extent that payors are negatively impacted by a decline in the economy, healthcare services companies may experience further pressure on commercial rates, a further slowdown in collections and a reduction in the amounts they expect to collect. In addition, uncertainty in the financial markets could adversely affect the variable interest rates payable under credit facilities or could make it more difficult to obtain or renew such facilities or to obtain other forms of financing in the future, if at all. Any or all of these factors, as well as other consequences of the adverse economic conditions which cannot currently be anticipated, could have a material adverse effect on a healthcare services company’s revenues, earnings and cash flows and otherwise adversely affect its financial condition.
Healthcare Supplies Sector Risk. If healthcare supplies companies are unable to successfully expand their product lines through internal research and development and acquisitions, their business may be materially and adversely affected. In addition, if these companies are unable to successfully grow their businesses through marketing partnerships and acquisitions, their business may be materially and adversely affected.
Consolidation of healthcare providers has increased demand for price concessions and caused the exclusion of suppliers from significant market segments. It is expected that market demand, government regulation, third-party reimbursement policies, government contracting requirements and societal pressures will continue to change the worldwide healthcare industry, resulting in further business consolidations and alliances among customers and competitors. This may exert further downward pressure on the prices of healthcare suppliescompanies’ products and adversely impact their businesses, financial conditions or results of operations.
Quality is extremely important to healthcare supplies companies and their customers due to the serious and costly consequences of product failure. Quality certifications are critical to the marketing success of their products and services. If a healthcare supplies company fails to meet these standards or fails to adapt to evolving standards, its reputation could be damaged, it could lose customers, and its revenue and results of operations could decline.
Healthcare Facilities Sector Risk. A healthcare facility’s ability to negotiate favorable contracts with HMOs, insurers offering preferred provider arrangements and other managed care plans significantly affects the revenues and operating results of such healthcare facilities.
In addition, private payers are increasingly attempting to control health care costs through direct contracting with hospitals to provide services on a discounted basis, increased utilization reviews and greater enrollment in managed care programs, such as HMOs and Preferred Provider Organizations (“PPOs”). The trend toward consolidation among private managed care payers tends to increase their bargaining power over prices and fee structures. As various provisions of the ACA evolve, it is not clear what impact, if any, the increased obligations on private payers imposed by the health care reform law will have on a healthcare facility’s ability to negotiate reimbursement increases. Non-government payers may increasingly demand reduced fees. If a healthcare facility is unable to enter into and maintain managed care contractual arrangements on acceptable terms, if it experiences material reductions in the contracted rates received from managed care payers, or if it has difficulty collecting from managed care payers, its results of operations could be adversely affected.
Further changes in the Medicare and Medicaid programs or other government health care programs could have an adverse effect on a healthcare facility’s business. In addition to the changes affected by the ACA, the Medicare and Medicaid programs are subject to other statutory and regulatory changes, administrative rulings, interpretations and determinations concerning patient eligibility requirements, funding levels and the method of calculating payments or reimbursements, among other things, requirements for utilization review, and federal and state funding restrictions. All of these could materially increase or decrease payments from government programs in the future, as well as affect the cost of providing services to patients and the timing of payments to facilities, which could in turn adversely affect a healthcare facility’s overall business, financial condition, results of operations or cash flows.
Healthcare facilities are adversely affected by uninsured and underinsured patients, as well as a growing mix of Medicare and Medicaid patients that typically have lower reimbursement rates than commercial managed care patients As a result, healthcare facilities continue to experience a shift in payer mix and a high level of uncollectible accounts, which could worsen if there is an increase in unemployment. Healthcare facilities may continue to experience significant levels of bad debt expense and may have to provide uninsured discounts and charity care for undocumented immigrants

abrdn Life Sciences Investors	45

Additional Information Regarding the Fund (Unaudited)   (continued)

who are not permitted to enroll in a health insurance exchange or government health care program. The trend of higher co-pays and deductibles and a focus on migrating healthcare utilization to lower cost sites of care, may also pressure volumes and revenue at certain healthcare facilities which could adversely impact the financial condition of hospitals and facilities with high fixed cost structures.
Healthcare Equipment Sector Risk. The medical device markets are highly competitive and a healthcare equipment company many be unable to compete effectively. These markets are characterized by rapid change resulting from technological advances and scientific discoveries.
Development by other companies of new or improved products, processes, or technologies may make a healthcare equipment company’s products or proposed products less competitive. In addition, these companies face competition from providers of alternative medical therapies such as pharmaceutical companies.
Medical devices and related business activities are subject to rigorous regulation, including by the FDA, U.S. Department of Justice (“DOJ”), and numerous other federal, state, and foreign governmental authorities. These authorities and members of Congress have been increasing their scrutiny of the healthcare equipment industry. In addition, certain states have passed or are considering legislation restricting healthcare equipment companies’ interactions with health care providers and requiring disclosure of certain payments to them. It is anticipated that governmental authorities will continue to scrutinize this industry closely,and that additional regulation may increase compliance and legal costs, exposure to litigation, and other adverse effects to operations.
Healthcare equipment companies are substantially dependent on patent and other proprietary rights and failing to protect such rights or to be successful in litigation related to such rights may result in the payment of significant monetary damages and/or royalty payments, may negatively impact the ability of healthcare equipment companies to sell current or future products, or may prohibit such companies from enforcing their patent and other proprietary rights against others.
Quality problems with the processes, goods and services of a healthcare equipment company could harm the company’s reputation for producing high-quality products and erode its competitive advantage, sales and market share. Quality is extremely important to healthcare equipment companies and their customers due to the serious and costly consequences of product failure. Quality certifications are critical to the marketing success of goods and services. If a healthcare equipment company fails to meet these standards, its reputation could be damaged, it could lose customers, and its revenue and results of operations could decline.
Healthcare Distributors Sector Risk. Companies in the healthcare distribution sector operate in markets that are highly competitive. Because of competition, many of these companies face pricing pressures from customers and suppliers. If these companies are unable to offset margin reductions caused by pricing pressures through steps such as effective sourcing and enhanced cost control measures, the financial condition of such companies could be adversely affected. In addition, the healthcare industry has continued to consolidate. Further consolidation among customers and suppliers (including branded pharmaceutical manufacturers) could give the resulting enterprises greater bargaining power,which may adversely impact the financial condition of companies in the healthcare distribution sector.
Fewer generic pharmaceutical launches or launches that are less profitable than those previously experienced may have an adverse effect on the profits of companies in the healthcare distribution sector. Additionally, prices for existing generic pharmaceuticals generally decline over time, although this may vary. Price deflation on existing generic pharmaceuticals may have an adverse effect on company profits. With respect to branded pharmaceutical price appreciation, if branded manufacturers increase prices less frequently or by amounts that are smaller than have been experienced historically, healthcare distribution companies may profit less from branded pharmaceutical agreements.
The healthcare industry is highly regulated, and healthcare distribution companies are subject to regulation in the United States at both the federal and state level and in foreign countries. If healthcare distribution companies fail to comply with these regulatory requirements, the financial condition of such companies could be adversely affected.
Due to the nature of the business of healthcare distribution companies, such companies may from time to time become involved in disputes or legal proceedings. For example, some of the products that these companies distribute may be alleged to cause personal injury or violate the intellectual property rights of another party, subjecting such companies to product liability or infringement claims. Litigation is inherently unpredictable, and the unfavorable resolution of one or more of these legal proceedings could adversely affect the cash flows and balance sheets of healthcare distribution companies. Pharmaceutical distributors currently face lawsuits related to the abuse of opioid medications in the United States. The allegations include that pharmaceutical distributors failed to provide effective controls around the quantities of opioid medications distributed to certain pharmacies, failed to properly prevent the diversion of medications and failed to report suspicious orders. Pharmaceutical distributors are in discussions with federal, state and local

46	abrdn Life Sciences Investors

Additional Information Regarding the Fund (Unaudited)   (continued)

jurisdictions related to their role in the distribution of opioid pharmaceuticals and it is possible that they will be required to pay multi-billion dollar settlements related to the ongoing litigation.
Healthcare distribution companies depend on the availability of various components,compounds, raw materials and energy supplied by others for their operations. Any of these supplier relationships could be interrupted due to events beyond the control of such companies, including pandemics, epidemics or natural disasters, or could be terminated. A sustained supply interruption could have an adverse effect on business.
Risks Associated with Regulatory and Policy Changes. At any time after the date hereof, U.S. and non-U.S. governmental agencies and other regulators may implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund. These regulations and laws impact the investment strategies, performance, costs and operations of the Fund, as well as the way investments in, and Shareholders of, the Fund are taxed. In particular, changes to U.S. healthcare policy could affect the Fund and its investments.
Investment in Emerging Growth Companies. The Fund may invest in equity securities of emerging growth life sciences companies. While these securities offer the opportunity for significant capital gains, such investments also involve a degree of risk that can result insubstantial losses. There can be no assurance that securities of start-up or emerging growth companies will, in the future, yield returns commensurate with their associated risks.
Liquidity of Portfolio Investments. The Fund may invest in securities that are traded in the over-the-counter markets or on regional stock exchanges where the low trading volume of a particular security may result in abrupt and erratic price movements or that are not traded in any market. An investment in such securities may have limited liquidity, and the Fund may find it necessary to sell at a discount from recent prices or to sell over extended periods of time when disposing of such securities. In addition, the Fund may invest up to40% of its net assets in Restricted Securities, which by their terms are illiquid. In many cases, Restricted Securities in which the Fund may invest cannot be sold except in a public offering registered under the Securities Act of 1933, as amended, pursuant to an exemption from the Securities Act or in compliance with applicable Securities and Exchange Commission regulations.
Venture Capital Investments Risk. The Fund may occasionally invest in venture capital opportunities. While these securities offer the opportunity for significant capital gains, such investments also involve a degree of risk that can result in substantial losses. Some of the venture capital opportunities in which the Fund may invest are expected to be companies that are in a “start-up” stage of development, have little or no operating history, operate at a loss or with substantial variations in operating results from period to period, have limited products, markets, financial resources or management depth, or have the need for substantial additional “follow-on” capital to support expansion or to achieve or maintain a competitive position. Such additional investments may dilute the interests of prior investors, such as the Fund. Some of these companies may be emerging companies at the research and development stage with no marketable or approved products or technology. There can be no assurance that securities of start-up or emerging growth companies will, in the future, yield returns commensurate with their associated risks.
These investments, which are considered Restricted Securities, will be made primarily in convertible preferred stock. The Fund may also purchase non-convertible debt securities in connection with its venture capital investments, and otherwise when the Investment Adviser believes that such investments would be consistent with the Fund’s investment objective. While these debt investments typically will not be rated, the Investment Adviser believes that,in light of the risk characteristics associated with investments in emerging growth companies,if such investments were to be compared with investments rated by S&P or Moody’s, they may be rated as low as “C” in the rating categories established by S&P and Moody’s. Such securities are commonly referred to as “junk bonds” and are considered, on balance, as predominantly speculative.
Restricted Securities and Valuation Risk. Some of the Fund’s investments are subject to restrictions on resale and generally have no established trading market or are otherwise illiquid with little or no trading activity. The valuation process requires an analysis of various factors. The Fund’s fair value methodology includes the examination of, among other things,(i) the existence of any contractual restrictions on the disposition of the securities;(ii) information obtained from the issuer which may include an analysis of the company’s financial statements, the company’s products or intended markets, or the company’s technologies; and (iii) the price of a security sold at arm’s length in an issuer’s subsequent completed round of financing. As there is typically no readily available market value for some of the Restricted Securities in the Fund’s portfolio, such Restricted Securities in the Fund’s portfolio are valued at fair value as determined in good faith by or under the direction of the Board pursuant to the Fund’s valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments determined in good faith by the Board may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material. There is no single standard for determining fair value in good faith. As a result, determining fair value

abrdn Life Sciences Investors	47

Additional Information Regarding the Fund (Unaudited)   (continued)

requires that judgment be applied to the specific facts and circumstances of each portfolio investment, while employing a consistently applied valuation process for the types of investments the Fund makes.
Foreign Securities Risk. The Fund may invest up to 20% of its net assets in Foreign Securities. Foreign Securities involve special risks that are not typically associated with U.S.dollar denominated or quoted securities of U.S. issuers. Foreign Securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to Shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.
Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries. Adverse diplomatic developments may include the imposition of economic or trade sanctions or other measures by the U.S. or other governments and supranational organizations or changes in trade policies. These developments may, among other things, limit the ability of the Fund to invest in certain securities or require the disposition of an investment.
Management Risk. The Fund’s ability to achieve its investment objective is directly related to the Investment Adviser’s investment strategies for the Fund. The value of your investment in the Fund’s common shares may vary with the effectiveness of the research and analysis conducted by the Investment Adviser and its ability to identify and take advantage of attractive investment opportunities. If the investment strategies of the Investment Adviser do not produce the expected results, the value of your investment could be diminished or even lost entirely, and the Fund could underperform the market or other funds with similar investment objective.
Key Personnel Risk. There may be only a limited number of securities professionals who have comparable experience to that of the Fund’s existing portfolio management team in the area of healthcare companies. If one or more of the team members dies, resigns, retires or is otherwise unable to act on behalf of the Investment Adviser, there can be no assurance that a suitable replacement could be found immediately.
Concentration of Investments. The Fund may from time to time concentrate its investments in a few issuers and take large positions in those issuers. As a result, the Fund may be subject to a greater risk of loss than an investment company that diversifies its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund’s NAV reflecting fluctuation in the value of its large holdings. The Fund may make investments in any company with the objective of controlling or influencing the management and policies of that company. Investing for the purpose of controlling or influencing the management and policies of a company could potentially make the Fund less diversified and more susceptible to declines in the value of the company’s stock. The Investment Adviser may seek a control position in private venture capital investments where the Investment Adviser believes its knowledge and experience will be of significant benefit to the invested company and, therefore, to the Fund’s investment. The Investment Adviser expects to seek control in public companies only occasionally and most often in companies with a small capitalization.
Anti-Takeover Provisions Risk. The Fund’s Declaration of Trust (“Declaration of Trust”),dated February 20, 1992, as amended, has provisions that could have the effect of limiting the ability of other entities or persons to (1) acquire control of the Fund, (2) cause it to engage in certain transactions, or (3) modify its structure. The By-Laws also contain provisions regarding qualifications for nominees for Trustee positions, advance notice of Shareholder proposals, and requirements for the call of special Shareholder meetings. These provisions may be considered “anti-takeover” provisions.

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Additional Information Regarding the Fund (Unaudited)   (continued)

Related Party Transactions Risk. The Fund may be subject to certain potential conflicts of interest. Although the Fund has no obligation to do so, it may place brokerage orders with brokers who provide supplemental investment research and market and statistical information about life sciences companies and the life sciences industries. In addition, other investment companies advised by the Investment Adviser may concurrently invest with the Fund in Restricted Securities under certain conditions. The Fund also may invest, subject to applicable law, in companies in which the principals of the Investment Adviser or Trustees of the Fund have invested, or for which they serve as directors or executive officers. The Investment Company Act prohibits the Fund from engaging in certain transactions involving its “affiliates,” including, among others, the Fund’s Trustees, officers and employees, the Investment Adviser and any “affiliates” of such affiliates except pursuant to an exemptive order or the provisions of certain rules under the Investment Company Act. In the view of the staff of the Commission, other investment companies advised by the Investment Adviser may,in some instances, be viewed to be affiliates of the Fund. Such legal restrictions and delays and costs involved in obtaining necessary regulatory approvals may preclude or discourage the Fund from making certain investments and no assurance can be given that any exemptive order sought by the Fund will be granted.
The Investment Adviser’s investment team is responsible for managing the Fund as well as three other closed-end investment companies. In the future, the investment team may manage other funds and accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. In the future, a portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance based fee. The side-by-side management of these funds or accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.
Regulation as a “Commodity Pool”. The Investment Adviser has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund pursuant to Regulation 4.5 promulgated by the U.S. Commodity Futures Trading Commission (the “CFTC”). For the Investment Adviser to continue to qualify for the exclusion under CFTC Regulation 4.5 with respect to the Fund, the aggregate initial margin and premiums required to establish our positions in derivative instruments subject to the jurisdiction of the Commodity Exchange Act of 1936, as amended (“CEA”) (other than positions entered into for hedging purposes) may not exceed five percent of the Fund’s liquidation value or, alternatively, the net notional value of the Fund’s aggregate investments in CEA-regulated derivative instruments (other than positions entered into for hedging purposes) may not exceed 100% of the Fund’s liquidation value. In the event the Investment Adviser fails to qualify for the exclusion with respect to the Fund and is required to register as a “commodity pool operator”, it will become subject to additional disclosure, record keeping and reporting requirements with respect to the Fund, which may increase the Fund’s expenses.
Special Purpose Acquisition Company Risk. The Fund may invest in SPACs. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Certain SPACs may seek acquisitions only in limited industries or regions. If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders, unless such shareholders approve alternative arrangements. Investments in SPACs may be illiquid and/or be subject to restrictions on resale.
FUNDAMENTAL INVESTMENT RESTRICTIONS
The Fund has adopted the following fundamental restrictions, which, like its investment objective, may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act, means the lesser of (1) 67% of the voting shares present in person or by proxy at a meeting at which more than 50% of the outstanding voting shares are present in person or by proxy, or (2) more than 50% of the outstanding voting shares).
1.	The Fund may not purchase or sell physical commodities or physical commodities contracts.
2.	The Fund may not purchase or sell real estate; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.
3.	The Fund may not underwrite securities of other issuers, except to the extent that, in connection with the disposition of its portfolio securities, the Fund may be deemed an underwriter under federal or state securities laws.
4.	The Fund may issue senior securities to the extent permitted under the Investment Company Act and the rules and regulations thereunder.
5.	The Fund may not make loans of money, which for the purposes of this restriction does not include the purchase of debt obligations in which the Fund may invest consistent with its

abrdn Life Sciences Investors	49

Additional Information Regarding the Fund (Unaudited)   (concluded)

investment objective and policies. The Fund reserves the authority to enter into repurchase agreements and to make loans of its portfolio securities to qualified institutional investors, brokers, dealers, banks or other financial institutions, so long as the terms of the loans are not inconsistent with the requirements of the Investment Company Act. Such loans of portfolio securities may not exceed an aggregate amount of 33 1/3% of the Fund’s net assets.
6.	The Fund may not invest less than 25% of its net assets in securities of Life Sciences Companies in the healthcare industry, except that, during periods in which the Investment Adviser believes the healthcare industry is affected by adverse economic conditions, the Fund may temporarily have less than 25% of the value of its net assets so invested.
Except as otherwise noted, all percentage limitations set forth above apply immediately after a purchase and a subsequent change in the applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

50	abrdn Life Sciences Investors

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)

The Fund intends to distribute to shareholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), shareholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the shareholders in administering the Plan. If the Trustees of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the NYSE, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of the Fund's share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.
Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.
If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.
Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only

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Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)  (concluded)

be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).
The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 43006, Providence, RI 02940-3078.

52	abrdn Life Sciences Investors

Management of the Fund  (Unaudited)
As of October 31, 2025

The names, years of birth and business addresses of the Board Members and officers of the Fund as of October 31, 2025, their principal occupations during at least the past five years, the number of portfolios each Board Member oversees and other directorships they hold are provided in the tables below. Board Members that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund's Advisers are included in the table below under the heading “Interested Board Members.” Board Members who are not interested persons, as described above, are referred to in the table below under the heading “Independent Board Members.” abrdn Inc., its parent company Aberdeen Group plc, and its advisory affiliates are collectively referred to as “Aberdeen” in the tables below.
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex* Overseen by Board Members	Other Directorships Held by Board Member**
Interested Board Member
Christian Pittard*** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1973	Class B Trustee and Vice President	Term expires 2027; Trustee since 2024	Mr. Pittard is Head of Closed End Funds for abrdn and is responsible for the US and UK businesses. Aberdeen is currently the 5th largest listed Closed-End Fund manager in the world. He is also Managing Director of Corporate Finance, having done a significant number of closed end fund transactions in the US and UK since joining abrdn in 1999. Previously, he was Head of the Americas and the North American Funds business for Aberdeen based in the US.	12 Registrants consisting of 12 Portfolios	None.
Independent Board Members
Jeffrey A. Bailey c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1962	Class B Trustee	Term expires 2027; Trustee since 2020	Mr. Bailey was the CEO of IllummOss Inc from 2018-2020. He also served as the Board Chairman of Aileron Therapeutics Inc. 2017-2024 and Independent Board Chair of Tekla Funds 2020 - 2023. Most recently he served as the Director and CEO of BioDelivery Systems, Inc. from 2020-2022. He currently also serves on the board of Aurinia Pharmaceuticals.	4 Registrants consisting of 4 Portfolios	Aurinia Pharmaceuticals, Director since 2023.
Rose DiMartino c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1952	Class C Trustee	Term expires 2028; Trustee since 2023	Ms. DiMartino has been retired since 2019. Previously, she was Partner (1991-2017) and Senior Counsel (2017-2019) at the law firm of Willkie Farr & Gallagher LLP.	5 Registrants consisting of 7 Portfolios	None.
abrdn Life Sciences Investors	53

Management of the Fund  (Unaudited)  (continued)
As of October 31, 2025

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex* Overseen by Board Members	Other Directorships Held by Board Member**
Kathleen Goetz c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1966	Class A Trustee	Term expires 2026; Trustee since 2021	Ms. Goetz is a healthcare advisor and biotech consultant since 2020. She brings over 30 years of biotech and pharma industry experience spanning commercial strategy, business and product development, finance, operational effectiveness, corporate governance, and market access.She most recently served in multiple roles at Novartis Pharmaceuticals, including Vice President of Sales (2017-2019) and Executive Director and Head of US Strategic Accounts (2014-2017). She currently serves on the board of Aurinia Pharmaceuticals.	4 Registrants consisting of 4 Portfolios	Aurinia Pharmaceuticals, Director, since 2025.
C. William Maher c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1961	Class A Trustee	Term expires 2026; Trustee since 2023	Mr. Maher is a Co-founder of Asymmetric Capital Management LLC from May 2018 to September 2020. Formerly Chief Executive Officer of Santa Barbara Tax Products Group ("SBTPG") from October 2014 to April 2016. Previously, he held senior financial leadership positions as CFO for SBTPG, CFO and Managing Director at LPL Financial, CFO and Managing Director at Nicholas Applegate Capital Management and CFO at Mitchell Hutchins Asset Management.	7 Registrants consisting of 7 Portfolios	None.
54	abrdn Life Sciences Investors

Management of the Fund  (Unaudited)  (continued)
As of October 31, 2025

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex* Overseen by Board Members	Other Directorships Held by Board Member**
Todd Reit c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1968	Chair of the Board, Class C Trustee	Term expires 2028; Trustee since 2023	Mr. Reit is a Managing Member of Cross Brook Partners LLC, a real estate investment and management company since 2017. Mr. Reit is also Director and Financial Officer of Shelter Our Soldiers, a charity to support military veterans, since 2016. Mr. Reit was formerly a Managing Director and Global Head of Asset Management Investment Banking for UBS AG, where he was responsible for overseeing all the bank’s asset management client relationships globally, including all corporate security transactions, mergers and acquisitions. Mr. Reit retired from UBS in 2017 after an over 25-year career at the company and its predecessor company, PaineWebber Incorporated (merged with UBS AG in 2000).	10 Registrants consisting of 10 Portfolios	None.

*	As of October 31, 2025, the Fund Complex has a total of 17 Registrants with each Board member serving on the Boards of the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end funds, abrdn Funds and abrdn ETFs, which each have multiple Portfolios. The Registrants in the Fund Complex are as follows: abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets ex-China Fund, Inc., The India Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund, abrdn Funds (17 Portfolios), and abrdn ETFs (3 Portfolios).
**	Current directorships (excluding Fund Complex) as of the date of this report held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
***	Mr. Pittard is deemed to be an interested person because of his affiliation with the Fund’s investment adviser.
abrdn Life Sciences Investors	55

Management of the Fund  (Unaudited)  (continued)
As of October 31, 2025

Officers of the Fund
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years
Jason Akus** c/o abrdn Inc. 28 State Street 17th floor Boston, MA 02109 Year of Birth: 1974	Vice President	Since 2023	Currently Senior Investment Director. Dr. Akus joined abrdn Inc in October 2023 from Tekla Capital Management where he was employed as a Senior Vice President of Research.
Joshua Duitz** c/o abrdn Inc. 875 Third Ave 4th Floor, Suite 403 New York, NY 10022 Year of Birth: 1970	Vice President	Since 2023	Currently, Head of Global Income at abrdn Inc. Mr. Duitz joined abrdn Inc. in 2018 from Alpine Woods Capital Investors LLC where he was a Portfolio Manager.
Sharon Ferrari** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Treasurer and Chief Financial Officer	Since 2023	Currently, Director, Product Management for abrdn Inc. Ms. Ferrari joined abrdn Inc. as a Senior Fund Administrator in 2008.
Katie Gebauer** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Chief Compliance Officer and Vice President - Compliance	Since 2025	Currently, Ms. Gebauer is Head of US Registered Fund Compliance. She serves as the Chief Compliance Officer for Aberdeen's US closed end funds, open end funds and ETFs. Ms. Gebauer joined abrdn Inc. in 2014.
Alan Goodson** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	President	Since 2023	Currently, Executive Director and Head of Product & Client Solutions – Americas for abrdn Inc., overseeing Product Management & Governance, Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.
Heather Hasson** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Vice President	Since 2025	Currently, Senior Product Development Manager. Previously, Senior Product Solutions and Implementation Manager, Product Governance US for abrdn Inc. Ms. Hasson joined the company in November 2006.
Robert Hepp** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2025	Currently, Senior Product Governance Manager – US for abrdn Inc. Mr. Hepp joined abrdn Inc. as a Senior Paralegal in 2016.
Megan Kennedy** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	Since 2023	Currently, Senior Director, Product Governance for abrdn Inc. Ms. Kennedy joined abrdn Inc. in 2005.
Andrew Kim** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2025	Currently, Senior Product Governance Manager – Attorney for abrdn Inc. Mr. Kim joined abrdn Inc. as a Product Manager in 2013.
56	abrdn Life Sciences Investors

Management of the Fund  (Unaudited)  (concluded)
As of October 31, 2025

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years
Michael Marsico** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Vice President	Since 2025	Currently, Senior Product Manager – US for abrdn Inc. Mr. Marsico joined abrdn Inc. as a Fund Administrator in 2014.
Ben Ritchie** c/o abrdn Investments Limited 280 Bishopsgate London, EC2M 4AG Year of Birth: 1980	Vice President	Since 2023	Currently Head of the Developed Markets Equity team at abrdn.
Kolotioloma Silue** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Vice President	Since 2024	Currently, Senior Product Manager for abrdn Inc. Mr. Silue joined abrdn Inc in October 2023 from Tekla Capital Management where he was employed as a Senior Manager of Fund Administration.
Lucia Sitar** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Chief Legal Officer and Vice President	Since 2023	Currently, Vice President and U.S. Counsel - Head of Product Governance for abrdn Inc. Previously, Ms. Sitar was Head of Product Governance and Management and Managing U.S. Counsel for abrdn Inc. She joined abrdn Inc. as U.S. Counsel in 2007.
Michael Taggart** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Vice President	Since 2023	Currently, Head of Closed-End Fund Investor Relations at abrdn Inc since 2023. Prior to that, he was Vice President of Investment Research and Operations at Relative Value Partners, LLC from June 2022. Prior to that, he was self-employed after having left Nuveen in November 2020, where he had served as Vice President of Closed-End Fund Product Strategy since November 2013.
Loretta Tse** c/o abrdn Inc. 28 State Street 17th floor Boston, MA 02109 Year of Birth: 1967	Vice President	Since 2023	Currently Investment Director at abrdn. Ms. Tse joined abrdn in October 2023 from Tekla Capital Management LLC where she was a Vice President investing in venture. Previously, she worked for the Fred Hutchinson Cancer Research Center and Oxford Biosciences Partners.
Ashton Wilson** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2024	Currently Senior Investment Director in healthcare portfolio management. Mr. Wilson joined abrdn in October 2023 from Tekla Capital Management where he was a Senior Vice President. Previously, he worked for Goldman Sachs and Co.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are elected annually at a meeting of the Fund Board.
**	Each officer may hold officer position(s) in one or more other funds which are part of the Fund Complex.
Further information about the Fund's Board Members and Officers is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling (800) 522-5465.
abrdn Life Sciences Investors	57

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Corporate Information

Trustees
Todd Reit, Chair
Jeffrey Bailey
Rose DiMartino
Kathleen Goetz
C. William Maher
Christian Pittard
Investment Adviser
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Custodian
State Street Bank and Trust Company
John Adams Building
1776 Heritage Drive
North Quincy, MA 02171
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3078
Independent Registered Public Accounting Firm
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215
Legal Counsel
Dechert LLP
1900 K Street N.W.
Washington, D.C. 20006
Investor Relations
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@aberdeenplc.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.
Shares of abrdn Life Sciences Investors are traded on the NYSE under the symbol “HQL.” Information about the Fund’s net asset value and market price is available at www.aberdeenhql.com.
This report, including the financial information herein, is transmitted to the shareholders of abrdn Life Sciences Investors for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future results.

HQL-ANNUAL

(b)       Not applicable.

Item 2. Code of Ethics.

(a)	As of September 30, 2025, abrdn Life Sciences Investors (the “Fund” or the “Registrant”) had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Definitional.

(c)	There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

(e)	Not applicable

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Trustees has determined that C. William Maher, a member of the Board of Trustees’ Audit Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Maher as the Audit Committee’s financial expert. Mr. Maher is considered to be an “independent” trustee, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees[1]	(b) Audit-Related Fees[2]	(c) Tax Fees[3]	(d) All Other Fees[4]
September 30, 2025	$126,900	$0	$0	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%
September 30, 2024	$123,200	$0	$0	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: federal and state income tax returns, review of excise tax distribution calculations and federal excise tax return.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

5 Pre-approval exception under Rule 2-01 of Regulation S-X. The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

(e)(1)	The Registrant’s Audit Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Directors for their ratification, the selection, retention or termination, the Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser (the “Adviser”) or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships that may affect the independent auditor’s independence, including the disclosures required by PCAOB Rule 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Adviser that the Registrant, the Adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. “Permissible non-audit services” include any professional services, including tax services, provided to the Registrant by the independent auditor, other than those provided to the Registrant in connection with an audit or a review of the financial statements of the Registrant. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Registrant; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the PCAOB determines, by regulation, is impermissible. Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Registrant constitutes not more than 5% of the total amount of revenues paid by the Registrant to its auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or its Delegate(s) prior to the completion of the audit. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. Pursuant to this authority, the Registrant’s Committee delegates to the Committee Chair, subject to subsequent ratification by the full Committee, up to a maximum amount of $25,000, which includes any professional services, including tax services, provided to the Registrant by its independent registered public accounting firm other than those provided to the Registrant in connection with an audit or a review of the financial statements of the Registrant. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two fiscal years for non-audit services to the Registrant, and to the Adviser, and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”):

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
September 30, 2025	$0	$0	$1,253,744	$1,253,744
September 30, 2024	$0	$0	$629,124	$629,124

“Non-Audit Fees billed to Fund” for both fiscal years represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

As of the fiscal year ended September 30, 2025, the Audit Committee members were:

Jeffrey Bailey

Rose DiMartino

Kathleen Goetz

C. William Maher

Todd Reit

(b)	Not applicable.

Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The statement regarding the basis for approval of the investment advisory contract is included in the response to Item 1, above.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant's Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Adviser, provided that the Registrant's Board of Trustees has the opportunity to periodically review the Adviser's proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (d) and policies of the Adviser are included as Exhibit (e).

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, Jason Akus, M.D./M.B.A., Ashton L. Wilson, Christopher Abbott, Robert Benson, Kelly Girskis, Ph.D., Richard Goss, and Loretta Tse, Ph.D. are members of a team that analyzes investments on behalf of the Fund. Dr. Akus exercises ultimate decision-making authority with respect to investments.

Individual & Position	Past Business Experience	Served on the Fund Since
Jason Akus, M.D./M.B.A Head of Healthcare Investments	Head of Healthcare Investments of the investment adviser and is responsible for investment research and due diligence in the biotechnology, medical device, and diagnostic areas. He joined the predecessor investment adviser in 2001, where he was Senior Vice President, Research. Dr. Akus joined abrdn Inc. in October 2023.	2001
Ashton Wilson Senior Investments Director	Senior Investments Director of the investment adviser. He joined the predecessor investment adviser in 2018, where he was Senior Vice President. He was previously a Vice President in equity derivative trading at Goldman Sachs and Co. and was an equity derivative trader at Bank of America Merrill Lynch. He joined abrdn Inc. in October 2023	2018
Christopher Abbott Investment Director	Investment Director of the investment adviser. He joined the predecessor investment adviser in 2016, where he was Vice President, Research. Previously, Mr. Abbott was at Leerink Partners where he was a Vice President on the Equity Research Team. He joined abrdn Inc. in October 2023.	2016
Robert Benson Investment Director	Investment Director of the investment adviser. He joined the predecessor investment adviser in 2016, where he was Vice President. Previously, Mr. Benson was at State Street Global Advisors (SSgA) where he performed quantitative research for asset allocation, equities, and alternatives teams. He joined abrdn Inc. in October 2023.	2016
Kelly Girskis, Ph.D. Investment Director	Investment Director of the investment adviser. She joined the predecessor investment adviser in 2021, where she was Vice President, Research. Previously, Dr. Girskis was an Equity Research Associate at SVB Leerink. She joined abrdn Inc. in October 2023.	2021
Richard Goss Investment Director	Investment Director of the investment adviser. He joined the predecessor investment adviser in 2018, where he was Vice President, Research. Previously, Mr. Goss was at Leerink Partners where he was a Vice President on the Large Pharma and Biotech Equity Research Teams and a Healthcare Analyst at Datamonitor. He joined abrdn Inc. in October 2023.	2018
Loretta Tse, Ph.D. Investment Director	Investment Director of the investment adviser. She joined the predecessor investment adviser in 2015, where she was Vice President. She previously ran a biotech consulting business and worked at various venture funds and start-up companies and was Managing Director at Fred Hutchinson Cancer Research Center. She joined abrdn Inc. in October 2023.	2015

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS.

The following chart summarizes information regarding other accounts for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) registered investment companies; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately. The figures in the chart below for the category of “registered investment companies” include the Fund. The “Other Accounts Managed” represents the accounts managed by the teams of which the portfolio manager is a member. The information in the table below is as of September 30, 2025.

Name of Portfolio Manager	Type of Accounts	Other Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Jason Akus	Registered Investment Companies	4	$3,209.00	0	0
	Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0

Ashton Wilson	Registered Investment Companies	4	$3,209.00	0	0
	Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0

Christopher Abbot	Registered Investment Companies	4	$3,209.00	0	0
	Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0

Robert Benson	Registered Investment Companies	4	$3,209.00	0	0
	Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0

Kelly Girskis	Registered Investment Companies	4	$3,209.00	0	0
	Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0

Richard Goss	Registered Investment Companies	4	$3,209.00	0	0
	Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0

Loretta Tse	Registered Investment Companies	4	$3,209.00	0	0
	Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0

POTENTIAL CONFLICTS OF INTEREST

The Adviser and its affiliates (collectively referred to herein as “Aberdeen”) serve as investment advisers for multiple clients, including the Registrant and other investment companies registered under the 1940 Act and private funds (such clients are also referred to below as “accounts”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance-based fees with qualified clients. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Registrant also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities for the Registrant and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Registrant from time to time, it is the opinion of the Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Registrant has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts (including UMA accounts) and discretionary SMA accounts, abrdn Inc. will utilize a third party service provider to deliver model portfolio recommendations and model changes to the Sponsors. abrdn Inc. seeks to treat clients fairly and equitably over time, by delivering model changes to our service provider and investment instructions for our other discretionary accounts to our trading desk, simultaneously or approximately at the same time. The service provider will then deliver the model changes to each Sponsor on a when-traded, randomized full rotation schedule. All Sponsors will be included in the rotation schedule, including SMA and UMA.

UMA Sponsors will be responsible for determining how and whether to implement the model portfolio or model changes and implementation of any client specific investment restrictions. The Sponsors are solely responsible for determining the suitability of the model portfolio for each model delivery client, executing trades and seeking best execution for such clients.

As it relates to SMA accounts, abrdn Inc. will be responsible for managing the account on the basis of each client’s financial situation and objectives, the day to day investment decisions, best execution, accepting or rejecting client specific investment restrictions and performance. The SMA Sponsors will collect suitability information and will provide a summary questionnaire for our review and approval or rejection. For dual contract SMAs, abrdn Inc. will collect a suitability assessment from the client, along with the Sponsor suitability assessment. Our third party service provider will monitor client specific investment restrictions on a day to day basis. For SMA accounts, model trades will be traded by the Sponsor or may be executed through a “step-out transaction,”- or traded away- from the client’s Sponsor if doing so is consistent with Aberdeen’s obligation to obtain best execution. When placing trades through Sponsor Firms (instead of stepping them out), we will generally aggregate orders where it is possible and in the client’s best interests. In the event we are not comfortable that a Sponsor can obtain best execution for a specific security and trading away is infeasible, we may exclude the security from the model.

Trading costs are not covered by the Wrap Program fee and may result in additional costs to the client. In some instances, step-out trades are executed without any additional commission, mark-up, or mark-down, but in many instances, the executing broker-dealer may impose a commission or a mark-up or mark-down on the trade. Typically, the executing broker will embed the added costs into the price of the trade execution, making it difficult to determine and disclose the exact added cost to clients. In this instance, these additional trading costs will be reflected in the price received for the security, not as a separate commission, on trade confirmations or on account statements. In determining best execution for SMA accounts, abrdn Inc. takes into consideration that the client will not pay additional trading costs or commission if executing with the Sponsor.

While UMA accounts are invested in the same strategies as and may perform similarly to SMA accounts, there are expected to be performance differences between them. There will be performance dispersions between UMAs and other types of accounts because Aberdeen does not have discretion over trading and there may be client specific restrictions for SMA accounts.

Aberdeen may have already commenced trading for its discretionary client accounts before the model delivery accounts have executed Aberdeen’s recommendations. In this event, trades placed by the model delivery clients may be subject to price movements, particularly with large orders or where securities are thinly traded, that may result in model delivery clients receiving less favorable prices than our discretionary clients. Aberdeen has no discretion over transactions executed by model delivery clients and is unable to control the market impact of those transactions.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. In addition, the constitution and weights of stocks within model portfolios may not always be exactly aligned with similar discretionary accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

(a)(3)

DESCRIPTION OF COMPENSATION STRUCTURE

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders.  Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award is composed of a mixture of cash and a deferred award, the portion of which varies based on the size of the award.  Deferred awards are by default Aberdeen Group plc shares, with an option to put up to 50% of the deferred award into funds managed by Aberdeen. Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds managed by Aberdeen, to align the interest of portfolio managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through key performance indicator scorecards.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of Aberdeen Group plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to Abrdeen clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

(a)(4)

Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of September 30, 2025
Jason Akus	None
Ashton Wilson	None
Christopher Abbot	None
Robert Benson	None
Kelly Girkskis	None
Richard Goss	None
Loretta Tse	None

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total No. of Shares Purchased (1)	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2024-Oct. 31, 2024)	—	—	—	3,326,419
Month #2 (Nov. 1, 2024 – Nov. 30, 2024)	—	—	—	3,326,419
Month #3 (Dec. 1, 2024– Dec. 31, 2024)	—	—	—	3,326,419
Month #4 (Jan. 1, 2025 – Jan. 31, 2025)	—	—	—	3,326,419
Month #5 (Feb. 1, 2025 – Feb. 28, 2025)	—	—	—	3,326,419
Month #6 (Mar. 1, 2025 – Mar. 31, 2025)	—	—	—	3,326,419
Month #7 (Apr. 1, 2025 – Apr. 30, 2025)	—	—	—	3,326,419
Month #8 (May 1, 2025 – May 31, 2025)	—	—	—	3,326,419
Month #9 (June 1, 2025 – June 30, 2025)	—	—	—	3,326,419
Month #10 (Jul. 1, 2025 – Jul. 31, 2025)	—	—	—	3,512,456
Month #11 (Aug. 1, 2025 – Aug. 31, 2025)	—	—	—	3,512,456
Month #12 (Sep. 1, 2025– Sep. 30, 2025)	—	—	—	3,512,456
Total

(1)	On June 30, 2011, the share repurchase program (the “Program”) was announced, which has been subsequently reviewed and approved by the Board of Trustees. In March 2025, the Board approved the renewal of the repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares in the open market for a one-year period ending July 14, 2026. Prior to this renewal, in March 2024, the Trustees approved the renewal of the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one-year period ending July 14, 2025. In September 2025, the Board approved a change to the Program allowing the Fund to purchase, in the open market for a one-year period from October 1, 2025 to September 30, 2026, up to 12% of its outstanding common shares as of September 30, 2025, with the amount and timing of any repurchase determined at the discretion of the Fund's investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions. If shares are repurchased, the Fund reports repurchase activity on its website on a monthly basis. For the fiscal year ended September 30, 2025, the Fund did not repurchase any shares through the Program.

Item 15. Submission of Matters to a Vote of Security Holders.

During the year ended September 30, 2025, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(a)(3)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N -CSR.

(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(5)	Change in Registrant’s independent public accountant. Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR.

(c)	A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1) and (c)(2) as required by the terms of the Registrant’s SEC exemptive order.

(d)	Proxy Voting Policy of Registrant

(e)	Proxy Voting Policies and Procedures of Adviser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

abrdn Life Sciences Investors

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
abrdn Life Sciences Investors

Date: December 8, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
abrdn Life Sciences Investors

Date: December 8, 2025

By:	/s/ Sharon Ferrari
Sharon Ferrari,
Principal Financial Officer of
abrdn Life Sciences Investors

Date: December 8, 2025